                                                                 Exhibit 25.1

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ---------------------------



                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   ------------------------------------------


               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                --------------------------------------------------


                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                       13-5123346
(State of incorporation                                     (I.R.S. employer
if not a national bank)                                    identification No.)

60 Wall Street
New York, New York                                             10260-0060
(Address of principal executive offices)                        (Zip Code)


                               Rachael F. Robbins
                          General Counsel and Secretary
                    Morgan Guaranty Trust Company of New York
                                 60 Wall Street
                          New York, New York 10260-0060
                               Tel: (212) 483-3535
            (Name, address and telephone number of agent for service)
            ---------------------------------------------------------
                    Westpac Securities Administration Limited
         in its capacity as Note Trustee of the Series 1998-1G WST Trust
               (Exact name of obligor as specified in its charter)

Australia
(State or other jurisdiction of
incorporation or organization)

c/o Morgan Guaranty Trust
Company of New York, London Branch
60 Victoria Embankment

London, United Kingdom                                             EC4Y0JP
(Address of principal executive offices)                          (Zip Code)

                      -------------------------------------
                       Mortgage Backed Floating Rate Notes
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

    Furnish the following information as to the Note Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

        New York State Banking Department, State House, Albany, New York 12110. Board of Governors of the Federal Reserve System, Washington, D.C., 20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

        Federal Deposit Insurance Corporation, Washington, D.C., 20429. Bank of England, Threadneedle Street, London EC2R8AH. The Securities and Futures Authority, Cottons Center, Cottons Lane, London

SE12QB

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the Note Trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

    List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Articles of Association of the Trustee as now in effect.

    2. A copy of the Certificate of Authority of the Trustee to Commence
Business.

    3. A copy of the authorization of the Trustee to exercise corporate Trust powers.

    4. A copy of the existing By-Laws of the Trustee.

    5. Not applicable.

    6. The consent of the Trustee required by Section 321(b) of the Act.

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    8. Not applicable.

    9. Not applicable.

                                    SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Morgan Guaranty Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 26th day of May, 1998

                              Morgan Guaranty Trust Company of New York,

                              Trustee

                              By /s/ Marne Lidster
                                --------------------
                                Marne Lidster
                                Vice President

                                    Exhibit 1

                                     Charter
                                       of

                              MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK

    The undersigned, Secretary of Morgan Guaranty Trust Company of New York, hereby certifies that attached hereto is a true and correct copy of the Organization Certificate of said Company as amended to date.


                                     ---------------------------------

Date:
     ------------------------

                                      INDEX


                                                                         Page
                                                                         ----
Act to incorporate New York Guaranty and Indemnity Company..............     1

Act to amend the Charter of the New York Guaranty and Indemnity
 Company................................................................     3

Act to authorize the New York Guaranty and Indemnity Company to
 accept and execute certain trusts......................................     4

Order authorizing change of name .......................................     5

Directors, Certificate of change of number..............................     7

Certificate of increase of capital stock to $2,000,000..................    10

Certificate of increase of capital stock to $3,000,000 .................    13

Certificate of increase of capital stock to $5,000,000..................    17

Certificate of increase of capital stock to $9,500,000..................    21

Certificate of increase of capital stock to $10,000,000.................    25

Certificate of increase of capital stock to $20,000,000 ................    29

Certificate of increase of capital stock to $25,000,000 ................    33

Certificate of increase of capital stock to $30,000,000.................    37

Certificate of increase of capital stock to $40,000,000 ................    41

Certificate of increase of capital stock to $70,000,000 ................    47

Certificate of increase of capital stock to $90,000,000.................    51

Certificate of increase of capital stock to $100,000,000................    55

Certificate of Amendment of Certificate of Incorporation, increasing
 number of shares to 5,000,000 and decreasing par value to $20..........    59



                                                                         Page
                                                                         ----
Certificate of Amendment of Certificate of Incorporation,
 increasing number of shares to 6,000,000 and the capital
 stock to $120,000,000..................................................    63

Certificate of Amendment of Certificate of Incorporation, changing name to Morgan Guaranty Trust Company of New York, increasing the number of shares to 7,540,000, increasing the capital stock to $188,500,000, increasing the par value to $25 and adding a new provision empowering
 the directors to adopt additional compensation plans....................   67

Certificate of Amendment of Certificate of Incorporation, increasing the number of shares to 8,294,000 and the capital stock to
 $207,350,000............................................................   75

Certificate of Amendment of the Organization Certificate, increasing the number of shares to 9,123,400 and the capital stock to
 $228,085,000............................................................   79

Certificate of Amendment of the Organization Certificate, increasing the number of shares to 9,500,000 and the capital stock to
 $237,500,000............................................................   82

Certificate of Amendment of the Organization Certificate, increasing the number of shares to 10,000,000 and the capital stock to
 $250,000,000............................................................   85

Certificate of Amendment of the Organization Certificate, increasing the number of shares to 12,500,000 shares, consisting of 2,500,000 shares of Preferred Stock of the par value of $100 per share and
 10,000,000 shares of Common Stock of the par value of $25 per share,
 and increasing the capital stock to $500,000,000........................   88

Certificate of Amendment of the Organization Certificate, cancelling and retiring 2,500,000 shares of Adjustable Rate Cumulative Preferred
 Stock, Series A (par value $100 per share) and the restoration of such shares to the status of authorized but unissued shares of
 preferred stock.........................................................   98

Certificate of Amendment of the Organization Certificate, providing for a change in the number of directors....................................  109




                                                                         Page
                                                                         ----
Certificate of Amendment of the Organization Certificate, increasing the number of shares of Common Stock of the par value of $25 per share to 11,000,000 and the authorized capital stock to
 $525,000,000...........................................................  113


                                CHAP. 179

                                  AN ACT

                               TO INCORPORATE THE

                                    NEW YORK
                         GUARANTY AND INDEMNITY COMPANY.

                       BECAME A LAW APR. 13, 1864 WITH THE
                      APPROVAL OF THE GOVERNOR. PASSED, BY

                                 A MAJORITY VOTE

The People of the State of New York, represented in Senate and Assembly do enact as follows:

    SECTION 1. James H. Weeks, Thomas Reed, Francis A. Murdock, Joel Wolfe, J. Wesley Stark, Francis E. Pinto, and such other persons as may hereafter be associated with them, and their successors are hereby constituted a body corporate under the name of the NEW YORK GUARANTY AND INDEMNITY COMPANY, to be located in the city of New York, and by that name shall have perpetual succession and may sue and be sued in any court whatever with powers and privileges as are hereinafter provided.

    SECTION. 2. The capital stock of said company shall not exceed one million of dollars in shares of one hundred dollars each, but when one hundred thousand dollars shall have been actually subscribed and fifty thousand dollars paid in cash, the said company may organize and proceed to business under this act.

    SECTION. 3. The said company shall have power to guaranty the payment, punctual performance and collection of promissory notes, bills of exchange, contracts, bonds, accounts, claims, rents annuities, mortgages, choses in action, evidences of debt and certificates of property or value, and the titles to property, real or personal, upon such terms as may be established by the board of directors of said company, to receive upon storage, deposit, or otherwise, merchandise, bullion, specie, plate, stocks, bonds, promissory notes, certificates and evidences of debt, contracts or other property, and to take the management, custody and charge of real or personal estate and property, and to advance moneys, securities and credits upon any property, real or personal, on such terms as may be established by the directors of said company.

    SECTION. 4. The business and the corporate powers of said company shall be exercised by a board of nine directors to be chosen as hereinafter provided, who shall elect from their number a president, five of which directors shall constitute a quorum for the transaction of business.

    SECTION. 5. James H. Weeks, Francis A. Murdock, and Joel Wolfe, shall be and they are hereby appointed commissioners to open books for subscription to the capital stock of said company at such time and place as they, or a majority of them shall deem proper, and for such amounts as in their judgment the business of the company may require, but for no less amount of subscription than one hundred thousand dollars as hereinbefore provided. The persons named in the first section of this act shall be directors of said company for one year after the passage of this act, and until others shall be elected in their stead, the remaining directors for the same period shall be elected by a majority in interest of the stockholders voting at an election to be held under the inspection of said commissioners within twenty days from the closing of the subscription called for by them, and all the directors must be stockholders in said company.

    SECTION. 6. It shall be lawful for said company to lease, purchase, hold and convey all such real or personal estate as may be necessary to carry on their business, as well as such real or personal estate as they may deem it necessary to acquire in the enforcement or settlement of any claim or demand arising out of their business transactions, and to sell or exchange the same for other property as they may determine that the interests of the company require, and the said company are hereby authorized to make, execute and issue in the transaction of their business all necessary receipts, certificates and contracts, which receipts, certificates and contracts shall bear the impress or stamp of the seal of the company, and shall be signed by the president and countersigned by the Secretary or treasurer thereof.

    SECTION. 7. It shall be lawful for said company to sell at public auction or private sale as may be specified in any contract between the parties, all property of what kind soever mentioned in or affected by such contract after two months shall have elapsed from the time of the maturity of any obligation under such contract, (or immediately upon the discovery of any fraud, misrepresentation or concealment in regard to the ownership, character of the property mentioned in or affected by such contract), and reimburse themselves out of the avails of such sale for the moneys due them, with the interest, cost and charges; provided however that nothing in this, section contained shall be construed to prevent the said company from making any such sale at such time and in such manner as may be provided for in any contract or agreement made by any person or persons with the said company.

    SECTION. 8. In case any property deposited with the said company, upon which any advance shall have been made by them shall before the maturity of the contract from any cause decrease in value from the price originally fixed, said company may give notice in writing to the owner of such property or his agent to perform the conditions of the contract or make good the deficiency caused by such decrease in value within thirty days, and in default thereof may sell and dispose of such property at public sale, and out of the proceeds thereof may retain the amount due them under the contract together with the costs, charges and expenses. But nothing in this act contained shall be held or construed to limit or affect, the liability or obligation of the corporation hereby created, as the same is fixed by the common law or by statute, any further than the same is limited or affected by the express terms of the contract in this section mentioned.

    SECTION. 9.*

    SECTION. 10.*

    SECTION. 11. This act shall take effect immediately.

*Deleted by Certificate of Amendment dated October 1, 1969.

                                     CHAP.20
                                     AN ACT

                           TO AMEND THE CHARTER OF THE

                                    NEW YORK
                         GUARANTY AND INDEMNITY COMPANY.

                       BECAME A LAW FEB. 10, 1865 WITH THE
                        APPROVAL OF THE GOVERNOR. PASSED,

                           THREE-FIFTHS BEING PRESENT.

    The People of the State of New York, represented in Senate and Assembly, do enact as follows:

    SECTION. 1. Section four of the act entitled "An Act to incorporate the New York Guaranty and Indemnity Company," passed April thirteenth eighteen hundred and sixty four, is hereby amended so as to read as follows:

    SECTION. 4. The business and corporate powers of said Company shall be exercised by a board of directors consisting of such number of persons, not less than nine and not exceeding twenty-one, as may be prescribed by the by-laws of said company, to be elected annually by a majority in interest of the stockholders voting at an election to be held at such time and place as may be prescribed by the by-laws of said Company; and it shall be lawful for the said Company, by a vote of two-thirds of said board of directors, with the consent of three-fourths of the stockholders, to permit dealers with the Company to participate in the profits of the business of the Company on such terms as may be prescribed by the board of directors, and also to provide for the issue of scrip for such profits, and how far such scrip shall be liable for losses to be sustained by said company, and in what manner such scrip shall be redeemed and paid off, provided that no dividend or payment by said company to or on account of such scrip shall be made so as to impair the cash capital of the said company.

    SECTION. 2. It shall be lawful for said company to increase the amount of its capital stock in the manner provided in and by sections twenty, twenty-one and twenty-two, of the act entitled "An act to authorize the formation of corporations for manufacturing, mining, mechanical or chemical purposes" passed February seventeenth eighteen hundred and forty-eight.

    SECTION. 3. This act shall take effect immediately.

                                CHAP. 827 AN ACT
                                TO AUTHORIZE THE

                                    NEW YORK
                         GUARANTY AND INDEMNITY COMPANY.

    TO ACCEPT AND EXECUTE CERTAIN TRUSTS. BECAME A LAW APR. 28,1871 WITH THE
             APPROVAL OF THE GOVERNOR. PASSED, BY A MAJORITY VOTE.

The People of the State of New York, represented in Senate and Assembly, do enact as follows:

    SECTION 1. The New York Guaranty and Indemnity Company is hereby authorized and empowered to accept and execute any trust created by mortgage made by any railroad or other corporation, to secure its bonds or other obligations lawfully made or issued, and appointing such company trustee and to act as trustee in respect to all matters embraced in such trust.

2. This act shall take effect immediately.

                        ORDER AUTHORIZING CHANGE OF NAME

    At a Special Term of the Supreme Court held at the County Court House, in the City of New York, on the 3rd day of December 1895.

PRESENT:

HON. GEORGE P. ANDREWS,
     Justice.

In the Matter of the application of the New York Guaranty and Indemnity } Company for leave to change its name.

    Upon reading the petition, heretofore filed, of the New York Guaranty and Indemnity Company, a corporation having its principal business office in the City of New York, for leave to change its name and to assume the name of GUARANTY TRUST COMPANY OF NEW YORK, and upon reading and filing the approval of the said petition by the Superintendent of Banks, and by the Superintendent of Insurance, and upon filing the affidavits of David S. Owen and Morris Van Vliet showing that notice of the application for this order has been published in the New York Law Journal and in the New York Evening Post once a week for six successive weeks prior to the said application, and the Court being satisfied that this application has been made in pursuance of a resolution of the Board of Directors of the said Company, and that the said petition is true, and that there is no reasonable objection to the granting thereof; Now on motion of Lawrence Godkin, attorney for the petitioner, it is

    ORDERED, that the said petition be, and the same hereby is granted, that the New York Guaranty and Indemnity Company be authorized to assume the name of GUARANTY TRUST COMPANY OF NEW YORK, on and after the 2nd day of January, 1896, upon filing a copy of this order and the papers upon which it is granted, with the Clerk of the County of New York, within ten days from the date hereof, and upon filing a certified copy of this order, within ten days from the entry thereof, in the office of the Secretary of State, of the Superintendent of Banks, and of the Superintendent of Insurance respectively. And it is further

    ORDERED, that this order be published within ten days after the entry thereof once in each week for four successive weeks in the New York Law Journal a daily newspaper printed in the County of New York.

                                      Enter
                                          GEORGE P. ANDREWS
                                                          J.S.C.
[SEAL]

[ENDORSED]

SUPREME COURT New York County.

In the Matter of the Application
                  of

Then New York Guaranty and Indemnity Company for leave to change its name.

Certified Copy Order granting leave to change name to Guaranty Trust Company of New York.

STATE OF NEW YORK, Office of SECRETARY OF STATE

Filed Dec. 5, 1895

ANDREW DAVIDSON

Deputy Secretary of State.

                         CERTIFICATE TO PROVIDE THAT THE
                             NUMBER OF DIRECTORS OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                        BE NOT LESS THAN A STATED MINIMUM
                         NOR MORE THAN A STATED MAXIMUM

    pursuant to Section Thirty-Five of the Stock Corporation Law.

    We, the undersigned, being a Vice President and the Secretary, respectively, of Guaranty Trust Company of New York, for the purpose of providing that the number of its directors shall be not less that a stated minimum nor more that a stated maximum, pursuant to Section thirty-five of the Stock Corporation Law of the State of New York, hereby do make, subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the corporation is

    GUARANTY TRUST COMPANY OF NEW YORK

    The name under which it was originally incorporated was New York Guaranty and Indemnity Company.

    2. The corporation was created by a special law and has no certificate of incorporation.

    The chapter number and year of passage of such law is:

    CHAPTER 179, LAWS OF 1864.

    3. The number of directors previously authorized was not less than thirty nor more than forty-five.

    4. The number of directors hereafter shall be not less than fifteen nor more than twenty-five.

                             Jas. L. O'Neill
                  Vice President, Guaranty Trust Company
                                of New York
                          Matthew T. Murray, Jr.
               Secretary, Guaranty Trust Company of New York

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 17th day of January, 1934, before me personally came Jas. L. O'Neill and Matthew T. Murray, Jr., to me known and known to me to be the persons described in and who executed the foregoing certificate and they severally duly acknowledged to me that they executed the same.

    JAMES G. DUNNET
    Notary Public, Nassau County
    New York County Clerk's No. 364
    New York County Register's No. 4-D-202
    Commission expires March 30, 1934.
                       [NOTARIAL SEAL]


    STATE OF NEW YORK   }
    COUNTY OF NEW YORK


    JAS. L. O'NEILL AND MATTHEW T. MURRAY, JR., being severally sworn, depose and say, and each for himself deposes and says:

    1. That he, the said Jas. L. O'Neill, is a Vice President of, and he, the said MATTHEW T. MURRAY, JR., is the Secretary of, Guaranty Trust Company of New York.

    2. That they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the said Guaranty Trust Company of New York, entitled to vote thereon; and that such votes were cast at a stockholders' meeting held on January 17, 1934, upon notice pursuant to section forty-five of the Stock Corporation Law of the State of New York.

                                 JAS. L. O'NEILL

                                 MATTHEW T. MURRAY, JR..

Severally subscribed and sworn to before me this 17th day of January, 1934.

JAMES G. DUNNET

Notary Public, Nassau County
New York County Clerk's No. 364
 New York County Register's No. 4-D-202
 Commission expires March 30, 1934.
[NOTARIAL SEAL]

STATE OF NEW YORK,
BANKING DEPARTMENT

In the Matter of proposed change
in the number of directors
          of
GUARANTY TRUST COMPANY OF NEW YORK

    I, CHARLES H. SCHOCH, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of the change in number of directors of GUARANTY TRUST COMPANY OF NEW YORK, located at No. 140 Broadway, in the Borough of Manhattan, City of New York, from not less than thirty (30) nor more than forty-five (45), the present number, to not less than fifteen (15) nor more than twenty-five
(25), in accordance with the provisions of Section 35 of the Stock Corporation Law.

    WITNESS, my hand and official seal at the City of Albany, this Seventeenth day of January in the Year of our Lord one thousand nine hundred and thirty-four.

                                 CHAS H. SCHOCH
    [SEAL]                       Deputy Superintendent of Banks

                       Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                           CAPITAL STOCK TO $2,000,000


    STATE OF NEW YORK    }  ss.:
    CITY & COUNTY OF NEW YORK

    We, the undersigned Samuel D. Babcock, Chairman and George G. Haven, Secretary respectively of a special meeting of the Stockholders of the New York Guaranty and Indemnity Company held for the purpose of increasing its Capital Stock Do HEREBY CERTIFY that notice of this meeting stating the time, place and object and the amount to which it is proposed to increase the Capital Stock, signed by a majority of the Directors, was published once a week for at least three successive weeks in the Daily New , a newspaper in the County of New York, in which the principal business of the said Company is located. That the following is a true copy of such notice:

[NOTARIAL SEAL]
           "NOTICE
  "TO THE STOCKHOLDERS OF THE
"NEW YORK GUARANTY AND INDEMNITY
          "COMPANY

    "GENTLEMEN--Please take notice that a special meeting of the Stockholders of the New York Guaranty and Indemnity Company will be held in the office of the Company at No. 52 Broadway, in the City of New York, on the 30th day of September, 1891, at 12 o'clock M.; for the purpose of voting upon a proposition approved by the Directors to increase the Capital Stock from its present amount of one hundred thousand dollars ($100,000) consisting of one thousand shares each of the par value of one hundred dollars, to the amount of two million dollars ($2,000,000) to consist of twenty thousand shares each of the par value of one hundred dollars ($100).

     "Signed                                         "SAMUEL D. BABCOCK
                                                     "G. G. HAVEN
     "A majority of the                              "ADRIAN ISELIN, JR.
             "Directors                              "WALTER R. GILLETTE
        [NOTARIAL SEAL]                              "ROBERT GOELET"

    That a copy of such notice was also duly mailed postage prepaid to every Stockholder in such Company at his Post Office address at least three weeks before the meeting.

    That at the time and place specified in such notice Stockholders appeared in person or by proxy representing at least two-thirds of all the shares of stock of such Company and organized by choosing from their number one of the Directors of said Company, namely, Samuel D.

Babcock, the undersigned as Chairman, and George G. Haven, the undersigned, as Secretary, respectively.

    That upon motion a vote was taken of those present in person or by proxy upon the following resolution:

    "RESOLVED, That the Capital Stock of the New York Guaranty and Indemnity Company be and it is hereby increased from the present amount thereof namely, one hundred thousand dollars ($100,000) consisting of one thousand shares each of the par value of one hundred dollars ($100) to the amount of two million dollars ($2,000,000) to consist of twenty thousand shares each of the par value of one hundred dollars ($100)."

    That Stockholders owning eight hundred and ninety four (894) shares of stock, being more than two-thirds of the stock of the corporation, voted in favor of the said Resolution and no Stockholder voted against its adoption.

    That a sufficient number of votes having been given in favor of the said Resolution, the Resolution was declared duly adopted and the Capital Stock of the said Company was increased as provided therein.

    That the amount of Capital of the Corporation actually paid in is at the present time one hundred thousand dollars ($100,000) and the entire amount of the debts and liabilities of said corporation is Capital Stock only.

    That the amount of the increased Capital Stock is two million dollars ($2,000,000).

    IN WITNESS WHEREOF, we have made, signed, verified and acknowledged this certificate in duplicate this 30 day of September, eighteen hundred and ninety-one.

                                  S. D. BABCOCK
                                  Chairman
    [NOTARIAL SEAL]
                                  G. G. HAVEN
                                  Secretary


    STATE OF NEW YORK            }  ss.:
    CITY & COUNTY OF NEW YORK

    Samuel D. Babcock, Chairman, and George G. Haven, Secretary respectively of the aforesaid meeting, each being for himself duly sworn do depose and say, that they have read the foregoing certificate subscribed by them, that they know the contents thereof and that the same is true.

    [Notarial Seal]

     Sworn to before me this                              S. D. BABCOCK
     30 day of September, 1891    }                            Chairman
     H. Y. CUMMINS                                           G. G HAVEN
                                    Secretary
     Notary Public for Kings County
     Certificate filed in New York County

     [NOTARIAL SEAL]

     STATE OF NEW YORK          }  ss.:
     CITY & COUNTY OF NEW YORK

    On this 30 day of September, 1891, before me personally came Samuel D. Babcock and George G. Haven to me personally known and known to me to be the persons described in and who made, signed, and verified the foregoing certificate and each of them duly acknowledged that he had made, signed and verified the same for the uses and purposes therein set forth.

                                  H. Y. CUMMINS
     [NOTARIAL             Notary Public for Kings County
          SEAL]            Certificate filed in New York County

                       Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                          CAPITAL STOCK TO $3,000,000.

    The undersigned, Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of a special meeting of the Stockholders of Guaranty Trust Company of New York, a domestic stock corporation, held for the purpose of increasing its capital stock, do hereby certify as follows:

    Prior to such meeting, a notice, stating the time, place and object thereof, and the amount of the increase proposed, signed by the President and the Secretary, was published once a week, for at least two successive weeks, in The Sun and The New York Tribune, each a newspaper published in the county where the principal business office of such corporation is located.

    The following is a true copy of such notice:

                                                New York, January 3, 1910

TO THE STOCKHOLDERS OF
    GUARANTY TRUST COMPANY OF NEW YORK
    YOU ARE HEREBY NOTIFIED, That, by direction of the Board of Directors of the Guaranty Trust Company of New York, a special meeting of the Stockholders to authorize the increase of the Capital Stock of the corporation in the amount of $1,000,000 from $2,000,000 to $3,000,000 has been called and will be held at the office of the corporation, 28 Nassau Street (Manhattan), New York, upon Wednesday, January 19, 1910, at twelve o'clock noon.

    By order of the Board of Directors.

                                 A. J. HEMPHILL
                                      President
                                  E. C. HEBBARD
                                      Secretary

    A copy of such notice was also duly mailed, postage prepaid, to each Stockholder of such corporation, at his last known post-office address, at least two weeks before the meeting.

    At the time and place specified in such notice, Stockholders appeared, in person or by proxy, in numbers representing at least a majority of all the shares of stock of such corporation, and organized said meeting by choosing from their number the undersigned, Alexander J. Hemphill, as Chairman, and Edgar C. Hebbard, as Secretary thereof.

    The notice of the meeting and proof of the proper publishing and mailing thereof was presented.

    Upon motion, a vote was then taken of those present in person or by proxy upon the following resolution:

    RESOLVED, That the Capital Stock of Guaranty Trust Company of New York, be increased from the present amount thereof, to wit, two million dollars, consisting of twenty thousand shares, each of the par value of one hundred dollars, all heretofore authorized and actually issued and outstanding, to the amount of three million dollars, to consist of thirty thousand shares, each of the par value of one hundred dollars.

    RESOLVED, That the Chairman and Secretary of this meeting be, and hereby they are, authorized and directed to make, sign, verify and acknowledge duplicate certificates of the proceedings of this meeting as required by statute, and to submit the same to the Superintendent of Banks for his endorsement thereon of his approval of such increase of Capital Stock, and thereupon to cause one of such certificates to be filed and recorded in the office of the Clerk of the County of New York, and a duplicate thereof in the office of the Secretary of State, and to cause the same to be entered on the minutes of the corporation, and to do all other acts and things that may be necessary to comply with the provisions of law applicable to and regulating such increase of Capital Stock.

    Stockholders owning 18,466 shares of stock, being at least a majority of all the stock of the corporation, voted in favor of such resolution; and Stockholders owning no shares of stock voted against its adoption.

    A sufficient number of votes having been cast in favor of such increase, such resolution was declared duly adopted.

    The amount of Capital of said Corporation heretofore authorized is two million dollars, and the proportion thereof actually issued is two million dollars; and the amount of the Capital Stock, as increased, is three million dollars.

    The assets of the said corporation are at least equal to the debts and liabilities and the Capital Stock as increased.


    IN WITNESS WHEREOF, We have made, signed, verified and acknowledged this certificate in duplicate. Dated this 19th day of January, 1910.

                                 A. J. HEMPHILL
                                       Chairman
                                  E. C. HEBBARD
                                      Secretary

    STATE OF NEW YORK   }  ss.:
    COUNTY OF NEW YORK

    Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of the aforesaid meeting, being severally duly sworn, do depose and say, and each for himself does depose and say, that he has read the foregoing certificate subscribed by him, and knows its contents, and that the same is true.


                                       A. J. HEMPHILL
   Sworn to before me, this   }  ss.:        Chairman
   19th day of January, 1910            E. C. HEBBARD
                                            Secretary

   [SEAL]                         James D. Hurd
        Notary Public, No. 64 King's County, Certificate filed in New York County, and N. Y. County Register's Office No. 537, Commission expires 30th March, 1910.

    STATE OF NEW YORK   }  ss.:
    COUNTY OF NEW YORK

    On this 19th day of January, 1910, before me personally came Alexander J. Hemphill, and Edgar C. Hebbard, each to me known, and known to me to be the individuals described in and who executed the foregoing instrument or certificate, and severally duly acknowledged to me that they executed the same. JAMES D. HURD
         Notary Public No. 64 King's County, Certificate filed in New York County, and N. Y. County Register's Office No. 537.

    [NOTARIAL Commission expires 30th March, 1910
    SEAL]

    STATE OF NEW YORK

    BANKING DEPARTMENT

    I HEREBY APPROVE of the increase of the capital stock of the GUARANTY TRUST COMPANY OF NEW YORK from Two Million Dollars ($2,000,000) consisting of twenty thousand shares of the par value of One hundred dollars each, to Three Million Dollars ($3,000,000), consisting of thirty thousand shares of the par value of one hundred dollars each, as set forth in the within certificate.

    WITNESS my hand and the official seal of the Superintendent of Banks at the City of Albany, this nineteenth day of January, in the year of our Lord one thousand nine hundred and ten.

                                GEORGE I. SKINNER
    [SEAL]                      First Deputy Superintendent of Banks

                       Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                          CAPITAL STOCK TO $5,000,000.

    The undersigned, Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of a special meeting of the stockholders of GUARANTY TRUST COMPANY OF NEW YORK, a domestic stock corporation, held for the purpose of increasing its capital stock, do hereby certify as follows:

    Prior to such meeting, a notice, stating the time, place and object thereof, and the amount of the increase proposed, signed by the President and the Secretary, was published once a week, for at least two successive weeks, in The Sun and The New York Tribune, each a newspaper published in the county where the principal business office of such corporation is located.

    The following is a true copy of such notice:

                            New York, January 8, 1910

    TO THE STOCKHOLDERS OF
           GUARANTY TRUST COMPANY OF NEW YORK:

    YOU ARE HEREBY NOTIFIED, That, by direction of the Board of Directors of GUARANTY TRUST COMPANY OF NEW YORK, a Special Meeting of the Stockholders has been called and will be held at the office of the corporation, 28 Nassau Street, Borough of Manhattan, City of New York, upon Tuesday, January 25, 1910, at twelve o'clock noon. The object of the meeting is to authorize the increase of the capital stock of GUARANTY TRUST COMPANY OF NEW YORK to the sum of $5,000,000; the amount of increase proposed being $2,000,000, if the Stockholders at their meeting heretofore called shall have authorized the increase heretofore proposed by the Board of Directors, but otherwise being $3,000,000.

    By order of the Board of Directors

                              ALEXANDER J. HEMPHILL
                                          President
                              E. C. HEBBARD
                                          Secretary

    A copy of such notice was also duly mailed, postage prepaid, to each stockholder of such corporation, at his last known post-office address, at least two weeks before the meeting.

    At the time and place specified in such notice, stockholders appeared, in person or by proxy, in numbers representing at least a majority of all the shares of stock of such corporation, and organized said meeting by choosing from their number the undersigned, Alexander J. Hemphill, as Chairman, and Edgar C. Hebbard, as Secretary thereof.

    The notice of the meeting and proof of the proper publishing and mailing thereof were presented.

    Upon motion, a vote was then taken of those present in person or by proxy upon the following resolution:

    RESOLVED, That the capital stock of GUARANTY TRUST COMPANY OF NEW YORK, be increased from the present amount thereof, to wit, three million dollars, consisting of thirty thousand shares, each of the par value of one hundred dollars, to the amount of five million dollars, to consist of fifty thousand shares, each of the par value of one hundred dollars.

    RESOLVED, That the Chairman and Secretary of this meeting be, and hereby they are, authorized and directed to make, sign, verify, and acknowledge duplicate certificates of the proceedings of this meeting as required by statute, and to submit the same to the Superintendent of Banks for his endorsement thereon of his approval of such increase of capital stock, and thereupon to cause one of such certificates to be filed and recorded in the office of the Clerk of the County of New York, and a duplicate thereof in the office of the Secretary of State, and to cause the same to be entered on the minutes of the corporation, and to do all other acts and things that may be necessary to comply with the provisions of law applicable to and regulating such increase of capital stock.

    Stockholders owning 27,193 shares of stock, being at least a majority of all the stock of the corporation, voted in favor of such resolution; and stockholders owning no shares of stock voted against its adoption.

    A sufficient number of votes having been cast in favor of such increase, such resolution was declared duly adopted.

    The amount of capital of said corporation heretofore authorized is three million dollars, and the proportion thereof actually issued is Two million, nine hundred and ninety thousand, eight hundred dollars; and the amount of the capital stock, as increased, is five million dollars.

    The assets of the said corporation are at least equal to the debts and liabilities and the capital stock as increased.

    IN WITNESS WHEREOF, We have made, signed, verified and acknowledged this certificate in duplicate. Dated this 25th day of January, 1910.

                              ALEXANDER J. HEMPHILL
                                    Chairman

                              EDGAR C. HEBBARD
                                   Secretary

    STATE OF NEW YORK
    COUNTY OF NEW YORK

    Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of the aforesaid meeting, being severally duly sworn, do depose and say, and each for himself does depose and say, that he has read the foregoing certificate subscribed by him, and knows its contents, and that the same is true.

                              ALEXANDER J. HEMPHILL
                                     Chairman

    Sworn to before me, this  EDGAR C. HEBBARD
                                     Secretary
    25th day of January, 1910

    [SEAL]

    JAMES D. HURD

    Notary Public No. 64, King's County, Certificate filed in New York County, and N. Y. County Register's office No. 537, Commission expires 30th March, 1910.

    STATE OF NEW YORK
    COUNTY OF NEW YORK

    On this 25th day of January, 1910, before me personally came Alexander J. Hemphill, and Edgar C. Hebbard, each to me known, and known to me to be the individuals described in and who executed the foregoing instrument or certificate, and severally duly acknowledged to me that they executed the same.

    [NOTARIAL                          JAMES D. HURD
        SEAL]                          Notary Public No. 64, King's County,
                                       Certificate filed in New York County, and
                                       N. Y. County Register's Office No. 537,
                                       Commission expires 30th March, 1910.

    STATE OF NEW YORK
    BANKING DEPARTMENT

    I HEREBY APPROVE of the increase of the capital stock of the GUARANTY TRUST COMPANY OF NEW YORK from three million dollars ($3,000,000) consisting of thirty thousand shares of the par value of one hundred dollars each, to five million dollars ($5,000,000) consisting of fifty thousand shares of the par value of one hundred dollars each, as set forth in the within certificate.

    WITNESS my hand and the official seal of the Superintendent of Banks at the City of New York, this 25th day of January, in the year of our Lord one thousand nine hundred and ten.

    [SEAL]                             O. H. CHENEY,
                                       Superintendent of Banks

                       Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                          CAPITAL STOCK TO $9,500,000.

    The undersigned, Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of a special meeting of the Stockholders of GUARANTY TRUST COMPANY OF NEW YORK, a domestic stock corporation, held for the purpose, among other things, of increasing its capital stock, do hereby certify as follows:

    Prior to such meeting, a notice, stating the time, place and object thereof, and the amount of the increase proposed, signed by the President and the Secretary, was published once a week, for at least two successive weeks, in The New York Times and The Evening Post, each a newspaper published in the county where the principal business office of such corporation is located.

    The following is a true copy of such notice:

    GUARANTY TRUST COMPANY OF NEW YORK
    28 Nassau Street

    LONDON OFFICE: 33 LOMBARD ST., E. C.
    New York, September 12, 1912

    TO THE STOCKHOLDERS OF
    GUARANTY TRUST COMPANY OF NEW YORK

    By direction of the Board of Directors of the GUARANTY TRUST COMPANY OF NEW YORK, a Special Meeting of the Stockholders to authorize the increase of the capital stock of the corporation in the amount of $4,500,000, viz., from $5,000,000 to $9,500,000, and to determine the disposition of such increase, has been called and will be held at the office of the corporation, 28 Nassau Street, Borough of Manhattan, City of New York, upon Tuesday, October 1, 1912, at twelve o'clock noon.

    By order of the Board of Directors.

                                 A. J. HEMPHILL
                                      President
                                 E. C. HEBBARD
                                      Secretary

    A copy of such notice was also duly mailed, postage prepaid, to each Stockholder of such corporation, at his last known post-office address, at least two weeks before the meeting.

    At the time and place specified in such notice, Stockholders appeared, in person, or by proxy, in numbers representing at least a majority of all the shares of stock of such corporation, and organized said meeting by choosing from their number the undersigned, Alexander J. Hemphill, as Chairman, and Edgar C. Hebbard, as Secretary thereof.

    The notice of the meeting and proof of the proper publishing and mailing thereof were presented.

    Upon motion, a vote was then taken of those present in person or by proxy upon the following Resolution:

    RESOLVED, That the Capital Stock of GUARANTY TRUST COMPANY OF NEW YORK, be increased from the present amount thereof, to wit, five million dollars, consisting of fifty thousand shares, each of the par value of one hundred dollars, all thereof having been heretofore authorized and actually issued, to the amount of nine million five hundred thousand dollars, to consist of ninety-five thousand shares, each of the par value of one hundred dollars.

    RESOLVED, That the Chairman and Secretary of this meeting be, and hereby they are, authorized and directed to make, sign, verify and acknowledge duplicate certificates of the proceedings of this meeting as required by statute, and to submit the same to the Superintendent of Banks for his endorsement thereon of his approval of such increase of capital stock, and thereupon to cause one of such certificates to be filed and recorded in the office of the Clerk of the County of New York, and a duplicate thereof in the office of the Secretary of State, and to cause the same to be entered on the minutes of the corporation, and to do all other acts and things which may be necessary to comply with the provisions of law applicable to and regulating such increase of capital stock.

    Stockholders owning 48,264 shares of stock, being at least a majority of all the stock of the corporation, voted in favor of such resolutions; and stockholders owning no shares of stock voted against their adoption.

    A sufficient number of votes having been cast in favor of such increase, such resolutions were declared duly adopted.

    The amount of the capital stock of said corporation heretofore authorized is five million dollars, and the proportion thereof actually issued is five million dollars; and the amount of the capital stock, as increased, is nine million five hundred thousand dollars.

    The assets of the said corporation are at least equal to its debts and liabilities and the capital stock as increased.

    IN WITNESS WHEREOF, We have made, signed, verified and acknowledged this certificate in duplicate. Dated this 1st day of October, 1912.

                                  A.J. HEMPHILL
                                       Chairman
                                  E. C. HEBBARD
                                      Secretary

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of the aforesaid meeting, being severally duly sworn, do depose and say, and each for himself does depose and say, that he has read the foregoing certificate subscribed by him, and knows its contents, and that the same is true.

                                             A. J. HEMPHILL
                                                   Chairman
    Sworn to before me, this    }             E, C. HEBBARD
    1st day of October, 1912                      Secretary

                                 Wm. H. BRUDER
                                  Notary Public
    [NOTARIAL                     New York County No. 165
        SEAL]                     N. Y. Register No. 3074


    STATE OF NEW YORK    }
    COUNTY OF NEW YORK

    On this 1st day of October, 1912, before me personally came Alexander J. Hemphill, and Edgar C. Hebbard, each to me known, and known to me to be the individuals described in and who executed the foregoing instrument or certificate, and severally duly acknowledged to me that they executed the same.

                                 Wm. H. BRUDER
                                  Notary Public
    [NOTARIAL                     New York County No. 165
        SEAL]                     N. Y. Register No. 3074


    STATE OF NEW YORK    }
    BANKING DEPARTMENT

    I HEREBY APPROVE of the increase of the capital stock of the GUARANTY TRUST COMPANY OF NEW YORK from five million dollars ($5,000,000), consisting of fifty thousand shares, each of the par value of one hundred dollars, to nine million five hundred thousand dollars ($9,500,000), to consist of ninety-five thousand shares, each of the par value of one hundred dollars, as set forth in the within certificate.

    WITNESS my hand and the official seal of the Superintendent of Banks at the City of Albany, this first day of October, in the year of our Lord one thousand nine hundred and twelve.

                                GEORGE I. SKINNER
    [SEAL]                      First Deputy Superintendent of Banks

                       Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                          CAPITAL STOCK TO $10,000,000.

    The undersigned, Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of a special meeting of the stockholders of GUARANTY TRUST COMPANY OF NEW YORK, a domestic stock corporation, held for the purpose of increasing its capital stock, do hereby certify as follows:

    Prior to such meeting a notice, stating the time, place and object thereof, and the amount of the increase proposed, signed by the President and the Secretary, was published once a week, for at least two successive weeks, in The New York Times and The Evening Post, each a newspaper published in the county where the principal business office of such corporation is located.

    The following is a true copy of such notice:

    GUARANTY TRUST COMPANY OF NEW YORK
    28 Nassau Street
    New York, September 27, 1912

    TO THE STOCKHOLDERS OF
    GUARANTY TRUST COMPANY OF NEW YORK:

    A Special Meeting of the Stockholders of GUARANTY TRUST COMPANY OF NEW YORK has been called and will be held at the office of the corporation, 28 Nassau Street, Borough of Manhattan, City of New York, upon Tuesday, October 15, 1912, at twelve o'clock noon. The object of the meeting is to authorize the increase of the capital stock of GUARANTY TRUST COMPANY OF NEW YORK to the sum of $10,000,000; the amount of increase proposed being $500,000, if the Stockholders at their meeting heretofore called shall have authorized the increase heretofore proposed by the Board of Directors, but otherwise being $5,000,000.

    By order of the Board of Directors,

                              ALEXANDER J. HEMPHILL
                                          President
                                      E. C. HEBBARD
                                          Secretary

    A copy of such notice was also duly mailed, postage prepaid, to each stockholder of such corporation, at his last known post-office address, at least two weeks before the meeting.

    At the time and place specified in such notice, stockholders appeared, in person or by proxy, in numbers representing at least a majority of all the shares of stock of such corporation, and organized said meeting by choosing from their number the undersigned, Alexander J. Hemphill, as Chairman, and Edgar C. Hebbard, as Secretary thereof.

    The notice of the meeting and proof of the proper publishing and mailing thereof were presented.

    Upon motion, a vote was then taken of those present in person or by proxy upon the following resolutions:

    RESOLVED, That the capital stock of GUARANTY TRUST COMPANY OF NEW YORK be increased from the present amount thereof, to wit, nine million five hundred thousand dollars, consisting of ninety-five thousand shares, each of the par value of one hundred dollars, to the amount of ten million dollars, to consist of one hundred thousand shares, each of the par value of one hundred dollars.

    RESOLVED, That the Chairman and Secretary of this meeting be, and hereby they are, authorized and directed to make, sign, verify and acknowledge duplicate certificates of the proceedings of this meeting as required by statute, and to submit the same to the Superintendent of Banks for his endorsement thereon of his approval of such increase of capital stock, and thereupon to cause one of such certificates to be filed and recorded in the office of the Clerk of the County of New York, and a duplicate thereof in the office of the Secretary of State, and to cause the same to be entered on the minutes of the corporation, and to do all other acts and things which may be necessary to comply with the provisions of law applicable to and regulating such increase of capital stock.

    Stockholders owning 46,311 shares of stock, being at least a majority of all the stock of the corporation, voted in favor of such resolutions; and stockholders owning no shares of stock voted against their adoption.

    A sufficient number of votes having been cast in favor of such increase, such resolutions were declared duly adopted.

    The amount of the capital stock of said corporation heretofore authorized is nine million five hundred thousand dollars, and the proportion thereof actually issued is five million dollars; and the amount of the capital stock, as increased, is ten million dollars.

    The assets of the said corporation are at least equal to the debts and liabilities and the capital stock as increased.

    IN WITNESS WHEREOF, We have made, signed, verified and acknowledged this certificate in duplicate. Dated this 15th day of October, 1912.

                              ALEXANDER J. HEMPHILL
                                           Chairman
                                      E. C. HEBBARD
                                          Secretary



     STATE OF NEW YORK    }  ss.:
     COUNTY OF NEW YORK

    Alexander J. Hemphill, Chairman, and Edgar C. Hebbard, Secretary, respectively, of the aforesaid meeting, being severally duly sworn, do depose and say, and each for himself does depose and say, that he has read the foregoing certificate subscribed by him, and knows its contents, and that the same is true.

                              ALEXANDER J. HEMPHILL
                                           Chairman
                                      E. C. HEBBARD
                                          Secretary

     Sworn to before me, this    }  ss.:
     15th day of October, 1912

     WM. H. BRUDER,
      Notary Public,
       New York County No. 165.
        N. Y. Register No. 3074.

[NOTARIAL
SEAL]

    STATE OF NEW YORK     }  ss.:
    COUNTY OF NEW YORK

    On this 15th day of October, 1912, before me personally came Alexander J. Hemphill and Edgar C. Hebbard, each to me known, and known to me to be the individuals described in and who executed the foregoing instrument or certificate, and severally duly acknowledged to me that they executed the same.

    WM. H. BRUDER
     Notary Public
      New York County
       No. 165 N. Y. Register No. 3074

    [NOTARIAL
         SEAL]

    STATE OF NEW YORK    }  ss.:
    BANKING DEPARTMENT

    I HEREBY APPROVE of the increase of the capital stock of the GUARANTY TRUST COMPANY OF NEW YORK from nine million five hundred thousand dollars ($9,500,000) consisting of ninety-five thousand shares, each of the par value of one hundred dollars, to ten million dollars ($10,000,000), to consist of one hundred thousand shares, each of the par value of one hundred dollars, as set forth in the within certificate.

    WITNESS my hand and the official seal of the Superintendent of Banks at the City of New York, this fifteenth day of October, in the year of our Lord one thousand nine hundred and twelve.

                             GEO. C. VAN TUYL, JR.,
    [SEAL]                  Superintendent of Banks

                       Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                          CAPITAL STOCK TO $20,000,000.

    The undersigned, Charles H. Sabin, Chairman, and E. C. Hebbard, Secretary, respectively, of a special meeting of the stockholders of GUARANTY TRUST COMPANY OF NEW YORK, a domestic stock corporation, held for the purpose of voting upon a proposed increase of its capital stock, do hereby certify as follows:

    Prior to such meeting a notice, stating the time, place and object thereof, and the amount of the increase proposed, signed by the President and the Secretary, was published once a week, for at least two successive weeks in The New York Times and The Evening Post, each being a newspaper published in the County of New York, the county where the principal business office of such corporation is located.

    The following is a true copy of such notice:

    GUARANTY TRUST COMPANY OF NEW YORK
     140 Broadway
     New York, November 8, 1915

    TO THE STOCKHOLDERS OF
     GUARANTY TRUST COMPANY OF NEW YORK

    A special meeting of the Stockholders of GUARANTY TRUST COMPANY OF NEW YORK has been called and will be held at the office of the corporation, No. 140 Broadway, Borough of Manhattan, City of New York, on Wednesday, November 24, 1915, at twelve o'clock noon. The object of the meeting is to vote upon the proposed increase of the capital stock of the GUARANTY TRUST COMPANY OF NEW YORK by $10,000,000, namely: from $10,000,000 to $20,000,000 and to determine the disposition of such increase.

    By order of the Board of Directors.

                                CHARLES H. SABIN
                                       President
                                   E. C. HEBBARD
                                       Secretary

    A copy of such notice was also duly mailed, postage prepaid, to each stockholder of such corporation, at his last-known post-office address, at least two weeks before the meeting.

    At the time and place specified in such notice, stockholders appeared, in person or by proxy, in numbers representing at least a majority of all the shares of stock of such corporation and organized by choosing from their number the undersigned, Charles H. Sabin as Chairman, and E. C. Hebbard as Secretary thereof.

    The notice of the meeting and proof of the proper publishing and mailing thereof were presented.

    Upon motion, a vote was then taken of those present in person or by proxy upon the following resolutions:

    RESOLVED, That the capital stock of GUARANTY TRUST COMPANY OF NEW YORK be increased from the present amount thereof, to-wit, $10,000,000, consisting of 100,000 shares, each of the par value of $100, all thereof having been heretofore authorized and actually issued, to the amount of $20,000,000, to consist of 200,000 shares, each of the par value of $100.

    RESOLVED, That the Chairman and the Secretary of this meeting be and hereby are authorized and directed to make, sign, verify and acknowledge a certificate in triplicate of the proceedings of this meeting, as required by statute, and to submit the same to the Superintendent of Banks for his endorsement thereon of his approval of such increase of capital stock, and thereupon to cause such certificate to be filed in the office of the Clerk of the County of New York, a duplicate thereof in the office of the Secretary of State, and a triplicate thereof in the office of the Superintendent of Banks, and to cause the proceedings of this meeting to be entered in the minutes of the corporation, and to do all other acts and things which may be necessary to comply with the provisions of law applicable to and regulating such increase of capital stock.

    Stockholders owning 87,002 shares of stock, being at least a majority of all the stock of the corporation, voted in favor of such resolutions; and stockholders owning no shares voted against their adoption.

    A sufficient number of votes having been cast in favor of such increase, such resolutions were declared duly adopted.

    The amount of the capital stock of the corporation heretofore authorized is $10,000,000 and the whole thereof is actually issued; and the amount of the capital stock as increased is $20,000,000.

    The assets of the corporation are at least equal to its debts and liabilities and the capital stock as increased.

    IN WITNESS WHEREOF, We have made, signed, verified and acknowledged this certificate in triplicate.

    Dated this 24th day of November, 1915.

                                CHARLES H. SABIN
    [CANCELLED REVENUE                  Chairman
        STAMP 10 CENTS]            E. C. HEBBARD
                                       Secretary

     STATE OF NEW YORK
     COUNTY OF NEW YORK

    Charles H. Sabin, Chairman, and E. C. Hebbard, Secretary, respectively of the aforesaid meeting, being severally duly sworn, do depose and say, and each for himself does depose and say, that he has read the foregoing certificate, subscribed by him, and knows its contents, and that the same is true.

                                CHARLES H. SABIN
                                        Chairman
                                   E. C. HEBBARD
                                       Secretary


    Sworn to before me this    }
    24th day of November, 1915

    Wm. H. BRUDER
      Notary Public Bronx County, No. 35
    [NOTARIAL     Certificate filed in New York
        SEAL]       County, No. 45




    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 24th day of November, 1915, before me personally came Charles H. Sabin and E. C. Hebbard, each to me known and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

                                  WM. H. BRUDER
                       Notary Public Bronx County, No. 35
                  Certificate filed in New York County, No. 45
                          Notary Public New York County

    [NOTARIAL
    SEAL]

         [ENDORSEMENT]


    STATE OF NEW YORK    }
    BANKING DEPARTMENT

    I hereby approve of the increase of the capital stock of GUARANTY TRUST COMPANY OF NEW YORK from $10,000,000, consisting of 100,000 shares, each of the par value of $100, to $20,000,000, to consist of 200,000 shares, each of the par value of $100, as set forth in the within certificate.

    WITNESS my hand and official seal at the City of New York this 24th day of November, 1915.

                              EUGENE LAMB RICHARDS
                Superintendent of Banks of the State of New York

                      Guaranty Trust Company of New York.

                           CERTIFICATE OF INCREASE OF
                         CAPITAL STOCK TO $25,000,000.

    The undersigned, Charles H. Sabin, Chairman, and F. W. Ellsworth, Secretary, respectively, of a special meeting of the stockholders of Guaranty Trust Company of New York, a domestic stock corporation, held for the purpose of voting upon a proposed increase of its capital stock, do hereby certify as follows:

    Prior to such meeting a notice, stating the time, place and object thereof, and the amount of the increase proposed, signed by the President and the Secretary, was published once a week for at least two successive weeks in The New York Times and The Evening Post, each being a newspaper published in the County of New York, the county where the principal business office of such corporation is located.

    The following is a true copy of such notice:

    GUARANTY TRUST COMPANY OF NEW YORK

      140 Broadway
            New York, June 7, 1917

TO THE STOCKHOLDERS OF
    GUARANTY TRUST COMPANY OF NEW YORK

    A special meeting of the stockholders of Guaranty Trust Company of New York has been called and will be held at the office of the corporation, No. 140 Broadway, Borough of Manhattan, City of New York, on Monday, June 25, 1917, at twelve o'clock noon. The object of the meeting is to vote upon the proposed increase of the capital stock of the Guaranty Trust Company of New York by $5,000,000, namely: from $20,000,000 to $25,000,000, and to determine the disposition of such increase.

    By order of the Board of Directors.

                                CHARLES H. SABIN
                                       President

                                 F. W. ELLSWORTH
                                       Secretary

    A copy of such notice was also duly mailed, postage prepaid, to each stockholder of such corporation, at his last-known post-office address, at least two weeks before the meeting.

    At the time and place specified in such notice, stockholders appeared, in person or by proxy, in numbers representing at least a majority of all the shares of stock of such corporation and organized by choosing from their number the undersigned Charles H. Sabin as Chairman and F. W. Ellsworth as Secretary of the meeting.

    The notice of the meeting and proof of the proper publication and mailing thereof were presented.

    Upon motion, a vote was then taken of those present in person or by proxy upon the following resolutions:

    RESOLVED, That the capital stock of GUARANTY TRUST COMPANY OF NEW YORK be increased from the present amount thereof, to-wit, $20,000,000, consisting of 200,000 shares, each of the par value of $100, all thereof having been heretofore authorized and actually issued, to the amount of $25,000,000, to consist of 250,000 shares, each of the par value of $100.

    RESOLVED, That the Chairman and the Secretary of this meeting be and hereby are authorized and directed to make, sign, verify and acknowledge a certificate in triplicate of the proceedings of this meeting, as required by statute, and to submit the same to the Superintendent of Banks for his endorsement thereon of his approval of such increase of capital stock, and thereupon to cause such certificate to be filed in the office of the Clerk of the County of New York, a duplicate thereof in the office of the Secretary of State, and a triplicate thereof in the office of the Superintendent of Banks, and to cause the proceedings of this meeting to be entered in the minutes of the corporation, and to do all other acts and things which may be necessary to comply with the provisions of law applicable to and regulating such increase of capital stock.

    Stockholders owning, 157,112 shares of stock, being at least a majority of all the stock of the corporation, voted in favor of such resolutions; and stockholders owning no shares voted against their adoption.

    A sufficient number of votes having been cast in favor of such increase, such resolutions were declared duly adopted.

    The amount of the capital stock of the corporation heretofore authorized is $20,000,000, and the whole thereof is actually issued; and the amount of the capital stock as increased is $25,000,000.

    The assets of the corporation are at least equal to its debts and liabilities and the capital stock as increased.

    IN WITNESS WHEREOF, We have made, signed, verified and acknowledged this certificate in triplicate.

    Dated this 25th day of June, 1917.

                                CHARLES H. SABIN
   [CORPORATE                           Chairman

        SEAL]                    F. W. ELLSWORTH
                                       Secretary



    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    Charles H. Sabin, Chairman, and F. W. Ellsworth, Secretary, respectively of the aforesaid meeting, being severally duly sworn, do depose and say, and each for himself does depose and say, that he has read the foregoing certificate, subscribed by him, and knows its contents, and that the same is true.

                                CHARLES H. SABIN
                                        Chairman

                                 F. W. ELLSWORTH
                                       Secretary

    Sworn to before me
    this 25th day of June, 1917

      WM. H. BRUDER

    Notary Public Bronx County, No. 38
    Certificate filed in New York County No. 77
    [SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 25th day of June, 1917, before me personally came Charles H. Sabin and F. W. Ellsworth, each to me known and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

                                  WM. H. BRUDER
                       Notary Public Bronx County, No. 38
                  Certificate filed in New York County, No. 77

    [SEAL]

    [ENDORSEMENT]

    STATE OF NEW YORK

    BANKING DEPARTMENT

    I hereby approve of the increase of the capital stock of Guaranty Trust Company of New York from $20,000,000, consisting of 200,000 shares, each of the par value of $100, to $25,000,000, to consist of 250,000 shares, each of the par value of $100, as set forth in the within certificate.

    WITNESS my hand and official seal at the City of Albany, this 26th day of June, 1917.

                                GEORGE I. SKINNER
                      First Deputy Superintendent of Banks
                            of the State of New York

    [SEAL]

                  CERTIFICATE OF INCREASE IN THE AMOUNT OF ITS
                                  CAPITAL STOCK
                                       OF
                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW.

    We, the undersigned, being the President and the Secretary, respectively, of Guaranty Trust Company of New York, for the purpose of increasing the amount of its capital stock, pursuant to Section thirty-six of the Stock Corporation Law of the State of New York, hereby do make, subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the corporation is

       GUARANTY TRUST COMPANY OF NEW YORK

    The name under which it was originally incorporated was New York Guaranty and Indemnity Company.

    2. The corporation was created by a special law and has no certificate of incorporation.

    The chapter number and year of passage of such law is:

    Chapter 179. Laws of 1864.

    3. The total amount of the previously authorized capital stock is Twenty-five Million Dollars ($25,000,000), all of the shares having a par value.

    4. The total number of shares which the corporation is already authorized to issue is Two hundred fifty thousand (250,000) shares. The number thereof which have a par value is Two hundred fifty thousand (250,000) shares. The par value of each of such shares is One Hundred Dollars ($100). None of such shares are without par value.

    5. None of the shares already authorized are classified.

    6. The number of shares issued and outstanding is Two hundred fifty thousand (250,000) shares.

    7. None of the shares are without par value.

    8. The amount of the capital stock which the corporation is hereafter to have is Thirty Million Dollars ($30,000,000) and all the shares are to have a par value.

    9. The total number of shares, including those previously authorized, which the corporation may henceforth have is Three hundred thousand (300,000) shares. The number thereof which are to have a par value is Three hundred thousand (300,000) shares. The par value of each such share is to be One Hundred Dollars ($100.). None of such shares are to be without par value.

    Dated, March 11th, 1927.

         WILLIAM C. POTTER

    President of Guaranty Trust Company of New York
    MATTHEW T. MURRAY, JR.
    Secretary of Guaranty Trust Company of New York

    [SEAL]


    State of New York    }  ss.:
    County of New York

    On this 11 day of March, 1927, before me personally came WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., to me known and known to me to be the persons described in and who executed the foregoing certificate and they severally duly acknowledged to me that they executed the same.

                                 JAMES G. DUNNET
                          Notary Public, Nassau County
                          New York Co. Clerk's No. 624
                        New York Co. Register's No. 8435
                        Commission expires March 30, 1928



    [SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

                               No. 33712 Series B

    I, William T. Collins, Clerk of the County of New York, and also Clerk of the Supreme Court in and f or said county,

    DO HEREBY CERTIFY, That said Court is a Court of Record, having by law a seal; that
                                JAMES G. DUNNET
whose name is subscribed to the annexed certificate or proof of acknowledgment of the annexed instrument was at the time of taking the same a NOTARY PUBLIC acting in and for said county, duly commissioned and sworn, and qualified to act as such; that he has filed in the Clerk's office of the County of New York a certified copy of his appointment and qualification as Notary Public for the County of Nassau with his autograph signature; that as such Notary Public, he was duly authorized by the laws of the State of New York to protest notes; to take and certify depositions; to administer oaths and affirmations; to take affidavits and certify the acknowledgment and proof of deeds and other written instruments for lands, tenements and hereditaments, to be read in evidence or recorded in this state; and further, that I am well acquainted with the handwriting of such Notary Public and verily believe that his signature to such proof or acknowledgment is genuine.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said Court at the City of New York, in the County of New York, this 11 day of Mar. 1927.

                               WILLIAM T. COLLINS,
                                            Clerk


    [SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM C. POTTER and MATTHEW T. MURRAY, JR.. being severally duly sworn, depose and say, and each for himself deposes and says:

    1. That he, the said WILLIAM C. POTTER, is the President of, and he, the said MATTHEW T. MURRAY, JR., is the Secretary of Guaranty Trust Company of New York.

    2. That they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the said Guaranty Trust Company of New York, entitled to vote thereon; and that such votes were cast at a stockholders' meeting held on March 11, 1927, upon notice pursuant to section forty-five of the Stock Corporation Law of the State of New York.

                                WILLIAM C. POTTER
                                MATTHEW T. MURRAY, JR.

    Sworn to before me this 11 day of March, 1927.

                                 JAMES G. DUNNET
                                  Notary Public, Nassau County
                                  New York Co. Clerk's No. 624
                                  New York Co. Register's No. 8435
    [SEAL]                        Commission expires March 30, 1928.


    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

                               No. 33711 Series B

    I, William T. Collins, Clerk of the County of New York, and also Clerk of the Supreme Court in and for said county,

    DO HEREBY CERTIFY, That said Court is a Court of Record, having by law a seal; that
                                 JAMES G. DUNNET
    whose name is subscribed to the annexed certificate or proof of acknowledgment of the annexed instrument was at the time of taking the same a NOTARY PUBLIC acting in and for said county, duly commissioned and sworn, and qualified to act as such; that he has filed in the Clerk's office of the County of New York a certified copy of his appointment and qualification as Notary Public for the County of Nassau with his autograph signature; that as such Notary Public, he was duly authorized by the laws of the State of New York to protest notes; to take and certify depositions; to administer oaths and affirmations; to take affidavits and certify the acknowledgment and proof of deeds and other written instruments for lands, tenements and hereditaments, to be read in evidence or recorded in this state; and further, that I am well acquainted with the handwriting of such Notary Public and verily believe that his signature to such proof or acknowledgment is genuine.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said Court at the City of New York, in the County of New York, this 11 day of Mar. 1927.

                               WILLIAM T. COLLINS,
    [SEAL]                                   Clerk

    STATE OF NEW YORK    }  ss.:
    BANKING DEPARTMENT

    I, GEORGE OVEROCKER, First Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of the increase of capital stock of the GUARANTY TRUST COMPANY OF NEW YORK, located in the Borough of Manhattan, City of New York, from Twenty-five Million (25,000,000) Dollars, consisting of two hundred and fifty thousand (250,000) shares of the par value of one hundred dollars each, to Thirty Million (30,000,000) Dollars, to consist of three hundred thousand (300,000) shares of the par value of one hundred dollars each, as set forth in the foregoing certificate.

    WITNESS, my hand and official seal at the City of Albany, this twelfth day of March in the Year of our Lord one thousand nine hundred and twenty-seven.

                                 GEO. OVEROCKER
                      First Deputy Superintendent of Banks

    [SEAL]

                  CERTIFICATE OF INCREASE IN THE AMOUNT OF THE
                                  CAPITAL STOCK

                                       OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW.

    We, the undersigned, being the President and the Secretary, respectively, of Guaranty Trust Company of New York, for the purpose of increasing the amount of its capital stock, pursuant to Section thirty-six of the Stock Corporation Law of the State of New York, hereby do make, subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the corporation is

                       GUARANTY TRUST COMPANY OF NEW YORK

    The name under which it was originally incorporated was New York Guaranty and Indemnity Company.

    2. The corporation was created by a special law and has no certificate of incorporation.

    The chapter number and year of passage of such law is:

                           Chapter 179, Laws of 1864.

    3. The total amount of the previously authorized capital stock is Thirty Million Dollars ($30,000,000) , all of the shares having a par value.

    4. The total number of shares which the corporation is already authorized to issue is Three hundred thousand (300,000) shares. The number thereof which have a par value is Three hundred thousand (300,000) shares. The par value of each of such shares is One Hundred Dollars ($100). None of such shares are without par value.

    5. None of the shares already authorized are classified.

    6. The number of shares issued and outstanding is Three hundred thousand (300,000) shares.

    7. None of the shares are without par value.

    8. The amount of the capital stock which the corporation is hereafter to have is Forty Million Dollars ($40,000,000), and all of the shares are to have a par value.

    9. The total number of shares, including those previously authorized, which the corporation may henceforth have is Four hundred thousand (400,000) shares. The number thereof which are to have a par value is Four hundred thousand (400,000) shares. The par value of each such share is to be One Hundred Dollars ($100). None of such shares are to be without par value.

Dated, May 18, 1928.

                                WILLIAM C. POTTER
                 President of Guaranty Trust Company of New York

                             MATTHEW T. MURRAY, JR.
                Secretary of Guaranty Trust Company of New York

    [CORPORATE SEAL]


    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 18th day of May, 1928, before me personally came WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., to me known and known to me to be the persons described in and who executed the foregoing certificate and they severally duly acknowledged to me that they executed the same.

                                JAMES G. DUNNET
                          Notary Public, Nassau County
                          New York Co. Clerk's No. 422
                        New York Co. Register's No. 0295
                        Commission Expires March 30, 1930
                                 [NOTARIAL SEAL]


    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

                               No. 46489 Series B

    I, William T. Collins, Clerk of the County of New York, and also Clerk of the Supreme Court in and for said county.

    DO HEREBY CERTIFY, That said Court is a Court of Record, having by law a seal; that

                                 JAMES G. DUNNET
whose name is subscribed to the annexed certificate or proof of acknowledgment of the annexed instrument was at the time of taking the same a NOTARY PUBLIC acting in and for said county, duly commissioned and sworn, and qualified to act as such; that he has filed in the Clerk's Office of the County of New York a certified copy of his appointment and qualification as Notary Public for the County of Nassau with his autograph signature; that as such Notary Public, he was duly authorized by the laws of the State of New York to protest notes; to take and certify depositions; to administer oaths and affirmations; to take affidavits and certify the acknowledgment and proof of deeds and other written instruments for lands, tenements and hereditaments, to be read in evidence or recorded in this state; and further, that I am well acquainted with the handwriting of such Notary Public and verily believe that his signature to such proof or acknowledgment is genuine.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said Court at the City of New York, in the County of New York, this 18 day of May 1928.

                               WILLIAM T. COLLINS,
    [SEAL]                                  Clerk

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., being severally duly sworn, depose and say, and each for himself deposes and says:

    1. That he, the said WILLIAM C. POTTER, is the President of, and he, the said MATTHEW T. MURRAY, JR., is the Secretary of, Guaranty Trust Company of New York.

    2. That they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the said Guaranty Trust Company of New York, entitled to vote thereon; and that such votes were cast at a stockholders' meeting held on May 18, 1928, upon notice pursuant to section forty-five of the Stock Corporation Law of the State of New York.

                                WILLIAM C. POTTER
                                MATTHEW T. MURRAY, JR.

    Severally subscribed and sworn to before me this 18th day of May, 1928.

                                 JAMES G. DUNNET
                          Notary Public, Nassau County
                          New York Co. Clerk's No. 422
                        New York Co. Register's No. 0295
                        Commission Expires March 30, 1930

    [NOTARIAL SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

                               No. 46500 Series B

    I, William T. Collins, Clerk of the County of New York, and also Clerk of the Supreme Court in and for said county,

    DO HEREBY CERTIFY, That said Court is a Court of Record, having by law a seal; that

    JAMES G. DUNNET whose name is subscribed to the annexed certificate or proof of acknowledgment of the annexed instrument was at the time of taking the same a NOTARY PUBLIC acting in and for said county, duly commissioned and sworn, and qualified to act as such; that he has filed in the Clerk's office of the County of New York a certified copy of his appointment and qualification as Notary Public for the County of Nassau with his autograph signature; that as such Notary Public, he was duly authorized by the laws of the State of New York to protest notes; to take and certify depositions; to administer oaths and affirmations; to take affidavits and certify the acknowledgment and proof of deeds and other written instruments for lands, tenements and hereditaments, to be read in evidence or recorded in this state; and further, that I am well acquainted with the handwriting of such Notary Public and verily believe that his signature to such proof or acknowledgment is genuine.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said Court at the City of New York, in the County of New York, this 18 day of May 1928.

                               WILLIAM T. COLLINS,
    [SEAL]                                  Clerk

    STATE OF NEW YORK
    BANKING DEPARTMENT

    I, GEORGE OVEROCKER, First Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of the increase of capital stock of GUARANTY TRUST COMPANY OF NEW YORK, located at 140 Broadway, in the borough of Manhattan, city of New York, from Thirty Million (30,000,000) Dollars, consisting of three hundred thousand (300,000) shares of the par value of one hundred dollars each, to Forty Million (40,000,000) Dollars, to consist of four hundred thousand (400,000) shares of the par value of one hundred dollars each, as set forth in the foregoing certificate.

    WITNESS, my hand and official seal at the City of Albany, this eighteenth day of May in the Year of our Lord one thousand nine hundred and twenty-eight.

                                 GEO. OVEROCKER
                      First Deputy Superintendent of Banks

    [SEAL]

                  CERTIFICATE OF INCREASE IN THE AMOUNT OF THE
                                  CAPITAL STOCK
                                       OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW.

    We, the undersigned, being the President and the Secretary, respectively, of Guaranty Trust Company of New York, for the purpose of increasing the amount of its capital stock, pursuant to Section thirty-six of the Stock Corporation Law of the State of New York, hereby do make, subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the corporation is

                       GUARANTY TRUST COMPANY OF NEW YORK

    The name under which it was originally incorporated was New York Guaranty and Indemnity Company.

    2. The corporation was created by a special law and has no certificate of incorporation. The chapter number and year of passage of such law is:

                            Chapter 179, Laws of 1864

    3. The total amount of the previously authorized capital stock is Forty Million Dollars ($40,000,000), all of the shares having a par value.

    4. The total number of shares which the corporation is already authorized to issue is Four hundred thousand (400,000) shares. The number thereof which have a par value is Four hundred thousand (400,000) shares. The par value of each of such shares is One Hundred Dollars ($100). None of such shares are without par value.

    5. None of the shares already authorized are classified.

    6. The number of shares issued and outstanding is Four hundred thousand (400,000) shares.

    7. None of the shares are without par value.

    8. The amount of the capital stock which the corporation is hereafter to have is Seventy Million Dollars ($70,000,000), and all of the shares are to have a par value.

    9. The total number of shares, including those previously authorized, which the corporation may henceforth have is Seven hundred thousand (700,000) shares. The number thereof which are to have a par value is Seven hundred thousand (700,000) shares. The par value of each such share is to be One Hundred Dollars ($100). None of such shares are to be without par value.

    Dated, May 2, 1929.

                                WILLIAM C. POTTER
                 President of Guaranty Trust Company of New York
                             MATTHEW T. MURRAY, JR..
                 Secretary of Guaranty Trust Company of New York
    [CORPORATE SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 2nd day of May, 1929, before me personally came WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., to me known and known to me to be the persons described in and who executed the foregoing certificate and they severally duly acknowledged to me that they executed the same.

                               CHARLOTTE G. SMITH
                           Notary Public, New York Co.
                      N. Y. Co. Clk's No. 308 Reg. No. 0-69
                        Commission expires March 30, 1930
                                 [NOTARIAL SEAL]



    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., being severally duly sworn, depose and say, and each for himself deposes and says:

    1. That he, the said WILLIAM C. POTTER, is the President of, and he, the said MATTHEW T. MURRAY, JR., is the Secretary of, Guaranty Trust Company of New York.

    2. That they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the said Guaranty Trust Company of New York, entitled to vote thereon; and that such votes were cast at a stockholders' meeting held on May 2, 1929, upon notice pursuant to section forty-five of the Stock Corporation Law of the State of New York.

                                WILLIAM C. POTTER
                                MATTHEW T. MURRAY, JR.

    Severally subscribed and sworn to before me this 2nd day of May, 1929.

                               CHARLOTTE G. SMITH
                           Notary Public, New York Co.
                      N. Y. Co. Clk's No. 308 Reg. No. 0-69
                        Commission expires March 30, 1930
                                 [NOTARIAL SEAL]

    STATE OF NEW YORK,
    BANKING DEPARTMENT.

    I, JOSEPH A. BRODERICK, Superintendent of Banks of the State of New York, DO HEREBY APPROVE of an increase of capital stock of GUARANTY TRUST COMPANY OF NEW YORK, located at No. 140 Broadway, in the borough of Manhattan, city of New York, from Forty Million (40,000,000) Dollars, consisting of four hundred thousand (400,000) shares of the par value of One Hundred (100) Dollars each, to Seventy Million (70,000,000) Dollars, to consist of seven hundred thousand (700,000) shares of the par value of One Hundred (100) Dollars each, as set forth in the foregoing certificate.

    WITNESS, my hand and official seal at the City of Albany, this second day of May in the Year of Our Lord one thousand nine hundred and twenty-nine.

                               JOSEPH A. BRODERICK
    [SEAL]                     Superintendent of Banks

                  CERTIFICATE OF INCREASE IN THE AMOUNT OF THE
                                  CAPITAL STOCK
                                       OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW.

    We, the undersigned, being the President and the Secretary, respectively, of Guaranty Trust Company of New York, for the purpose of increasing the amount of its capital stock, pursuant to Section thirty-six of the Stock Corporation Law of the State of New York, hereby do make, subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the corporation is


                       GUARANTY TRUST COMPANY OF NEW YORK

    The name under which it was originally incorporated was New York Guaranty and Indemnity Company.

    2. The corporation was created by a special law and has no certificate of incorporation. The chapter number and year of passage of such law is:

                           Chapter 179, Laws of 1864.

    3. The total amount of the previously authorized capital stock is Seventy Million Dollars ($70,000,000), all of the shares having a par value.

    4. The total number of shares which the corporation is already authorized to issue is Seven hundred thousand (700,000) shares. The number thereof which have a par value is Seven hundred thousand (700,000) shares. The par value of each of such shares is One hundred Dollars ($100). None of such shares are without par value.

    5. None of the shares already authorized are classified.

    6. The number of shares issued and outstanding is Seven hundred thousand (700,000) shares.

    7. None of the shares are without par value.

    8. The amount of the capital stock which the corporation is hereafter to have is Ninety Million Dollars ($90,000,000), and all of the shares are to have a par value.

    9. The total number of shares, including those previously authorized, which the corporation may henceforth have is Nine hundred thousand (900,000) shares. The number thereof which are to have a par value is Nine hundred thousand (900,000) shares. The par value of each such share is to be One Hundred Dollars ($100). None of such shares are to be without par value.

    Dated, June 24th, 1929.

                                WILLIAM C. POTTER
                 President of Guaranty Trust Company of New York
                             MATTHEW T. MURRAY, JR..
                 Secretary of Guaranty Trust Company of New York
    [CORPORATE SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 24th day of June, 1929, before me personally came WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., to me known and known to me to be the persons described in and who executed the foregoing certificate and they severally duly acknowledged to me that they executed the same.

                              FREDERICK B. KINGSLEY
                           Notary Public, Bronx County
                          Bronx County Clerk's No. 128,
                               Register's No. 3047
                        New York County Clerk's No. 214,
                              Register's No. 0-184
                        Commission Expires March 30, 1930
                              FREDERICK B. KINGSLEY
                                 [NOTARIAL SEAL]



    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM C. POTTER and MATTHEW T. MURRAY, JR., being severally duly sworn, depose and say, and each for himself deposes and says:

    1. That he, the said WILLIAM C. POTTER, is the President of, and he, the said MATTHEW T. MURRAY, JR., is the Secretary of, Guaranty Trust Company of New York.

    2. That they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the said Guaranty Trust Company of New York, entitled to vote thereon; and that such votes were cast at a stockholders' meeting held on June 24th, 1929, upon notice pursuant to section forty-five of the Stock Corporation Law of the State of New York.

                                WILLIAM C. POTTER
                                MATTHEW T. MURRAY, JR.

    Severally subscribed and sworn to before me this 24th day of June, 1929.

                              FREDERICK B. KINGSLEY
                           Notary Public, Bronx County
                          Bronx County Clerk's No. 128,
                               Register's No. 3047
                        New York County Clerk's No. 214,
                              Register's No. 0-184
                        Commission Expires March 30, 1930
                              FREDERICK B. KINGSLEY
                                 [NOTARIAL SEAL]

    STATE OF NEW YORK
    BANKING DEPARTMENT

    I, JOSEPH A. BRODERICK, Superintendent of Banks of the State of New York, DO HEREBY APPROVE of the increase of capital stock of the GUARANTY TRUST COMPANY OF NEW YORK, located at No. 140 Broadway, in the Borough of Manhattan, City of New York, from Seventy Million (70,000,000) Dollars, consisting of seven hundred thousand (700,000) shares of the par value of one hundred dollars each, to Ninety Million (90,000,000) Dollars, to consist of nine hundred thousand (900,000) shares of the par value of one hundred dollars each, as set forth in the foregoing certificate.

    WITNESS, my hand and official seal at the City of Albany, this Twenty-fourth day of June in the Year of our Lord one thousand nine hundred and twenty-nine.

                               JOSEPH A. BRODERICK
                               Superintendent of Banks
    [SEAL]

                    CERTIFICATE OF INCREASE OF THE AMOUNT OF
                       CAPITAL STOCK AND AUTHORIZATION OF
                                   NEW SHARES

                                       OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW

    We, the undersigned, being the President and the Secretary, respectively, of Guaranty Trust Company of New York (hereinafter called the "Corporation"), for the purpose of increasing the amount of its capital stock and of authorizing new shares pursuant to Section Thirty-six of the Stock Corporation Law of the State of New York, hereby do make, subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the Corporation is

                       GUARANTY TRUST COMPANY OF NEW YORK

    The name under which the Corporation was originally incorporated was New York Guaranty and Indemnity Company.

    2. The Corporation was created by a special law and has no certificate of incorporation. The chapter number and year of passage of such law is:

                           Chapter 179, Laws of 1864.

    3. The total amount of the previously authorized capital stock is Ninety Million Dollars ($90,000,000).

    4. The total number of shares which the Corporation is already authorized to issue is nine hundred thousand (900,000) shares, all of which have a par value of One Hundred Dollars ($100) each.

    5. The shares previously authorized are not classified.

    6. The number of shares issued, and the number of shares outstanding, is nine hundred thousand (900,000) shares.

    7. None of the shares is without par value.

    8. The amount of the capital stock which the Corporation is hereafter to have is One Hundred Million Dollars ($100,000,000) and all of the shares are to have a par value.

    9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is one million (1,000,000) shares, all of which are to have a par value of One Hundred Dollars ($100) each.

    Dated, January 15th, 1947.

                               J. LUTHER CLEVELAND
                 President of Guaranty Trust Company of New York
                                MATTHEW T. MURRAY
                 Secretary of Guaranty Trust Company of New York
    [CORPORATE SEAL]


    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 15th day of January, 1947, before me personally came J. LUTHER CLEVELAND and MATTHEW T. MURRAY, to me known and known to me to be the individuals described in and who subscribed and executed the foregoing Certificate as President and Secretary, respectively, of Guaranty Trust Company of New York, and they severally acknowledged to me that they subscribed and executed the same.

                                 JAMES S. O'HARE
                        Notary Public, State of New York
                             Resident, Kings County
                     Kings Co. Clk's No. 28, Reg. No. 59-0-8
                    N. Y. Co. Clk's No. 120, Reg. No. 52-0-8
                        Commission Expires March 30, 1948
                                 [NOTARIAL SEAL]


    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    J. LUTHER CLEVELAND and MATTHEW T. MURRAY, being duly sworn, depose and say, and each for himself deposes and says, that he, J. LUTHER CLEVELAND, is the President of Guaranty Trust Company of New York, and he, MATTHEW T. MURRAY is the Secretary thereof; that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of said Guaranty Trust Company of New York entitled to vote at the stockholders' meeting at which such votes were cast, with relation to the proceedings provided for in said Certificate; and that such votes were cast at a stockholders' meeting held at the office of Guaranty Trust Company o f New York, 140 Broadway, New York, N. Y., on the fifteenth day of January, 1947, upon notice pursuant to Section Forty-five of the Stock Corporation Law of the State of New York.

                               J. LUTHER CLEVELAND
                               MATTHEW T. MURRAY


Severally sworn to before me
the 15th day of January, 1947

                                 JAMES S. O'HARE
                        Notary Public, State of New York
                             Resident, Kings County
                     Kings Co. Clk's No. 28, Reg. No. 59-0-8
                    N. Y. Co. Clk's No. 120, Reg. No. 52-0-8
                        Commission Expires March 30, 1948
                                 [NOTARIAL SEAL]

    STATE OF NEW YORK
    BANKING DEPARTMENT

    I, CHARLES H. SCHOCH, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate, entitled "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of GUARANTY TRUST COMPANY OF NEW YORK, pursuant to Section Thirty-six of the Stock Corporation Law," providing for increase of capital stock from Ninety Million ($90,000,000) Dollars, consisting of Nine Hundred Thousand (900,000) Shares of the par value of One Hundred ($100) Dollars each, to One Hundred Million ($100,000,000) Dollars, consisting of One Million (1,000,000) Shares of the par value of One Hundred ($100) Dollars each.

    WITNESS my hand and official seal of the Banking Department at the City of Albany, this 15th day of January in the Year of our Lord one thousand nine hundred and forty-seven.


                                 CHAS. H. SCHOCH
                         Deputy Superintendent of Banks

    [SEAL]

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW

    We, the undersigned, being the President and the Secretary, respectively, of Guaranty Trust Company of New York (hereinafter called the "Corporation"), hereby do subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the Corporation is

                       GUARANTY TRUST COMPANY OF NEW YORK

    The name under which the Corporation was originally incorporated was New York Guaranty and Indemnity Company.

    2. The Corporation was created by a special law and has no certificate of incorporation. The chapter number and year of passage of such law is Chapter 179, Laws of 1864.

    3. The number and par value of the authorized, issued and outstanding shares of the Corporation are changed, in accordance with the provisions of sub-paragraph (5) of Paragraph (C) of subdivision 2 of section thirty-five of the stock corporation law, by changing all of the previously authorized 1,000,000 shares of the par value of $100 each, issued and outstanding, into 5,000,000 shares of the par value of $20 each, authorized, issued and outstanding.

    4. Paragraph 9 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law", dated and filed on January 15, 1947, which now reads as follows:

         "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is one million (1,000,000) shares, all of which are to have a par value of One Hundred Dollars ($100) each."

    is changed to read as follows:

         "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is five million (5,000,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty Dollars ($20) each."

    5. The previously authorized 1,000,000 shares of the par value of $100 each, all of which are issued and outstanding, are to be changed on the effective date of this certificate and without further action, into 5,000,000 shares of the par value of $20 each, all of which shall be issued and outstanding, each share of the par value of $100 being changed into five shares of the par value of $20 each. Neither the amount of the capital stock nor the capital of the Corporation is to be changed by this certificate.

    Dated, January 21, 1953.

                                WILLIAM L. KLEITZ
                                        President
                                 STUART K. BARNES
                                        Secretary


    STATE OF NEW YORK
                         }  ss.:
    COUNTY OF NEW YORK

    On this 21st day of January 1953, before me personally came WILLIAM L. KLEITZ and STUART K. BARNES, to me known and known to me to be the individuals described in and who subscribed and executed the foregoing Certificate, as President and Secretary, respectively, of GUARANTY TRUST COMPANY OF NEW YORK, and they severally acknowledged to me that they subscribed and executed the same.

                                RUSSELL E. WEAVER
                        Notary Public, State of New York
                                 No. 30-9556200
                       Cert. filed with Nassau & New York
                                  County Clerks
                           Term Expires March 30, 1954
                                 [NOTARIAL SEAL]



    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM L. KLEITZ and STUART K. BARNES, being duly sworn, depose and say, and each for himself deposes and says, that he, WILLIAM L. KLEITZ, is the President of Guaranty Trust Company of New York, and he, STUART K. BARNES, is the Secretary thereof ; that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of. two-thirds of the outstanding shares of said Guaranty Trust Company of New York entitled to vote at the stockholders' meeting at which such votes were cast, with relation to the proceedings provided for in said Certificate, and that neither the certificate of incorporation nor any other certificate filed pursuant to law requires a larger proportion of votes; and that such votes were cast at a stockholders' meeting held at the principal place of business of said Guaranty Trust Company of New York, 140 Broadway, New York, N.Y., on January 21, 1953, upon notice pursuant to section forty-five of the stock corporation law.

                                WILLIAM L. KLEITZ
                                STUART K. BARNES

    Severally subscribed and sworn to before me this 21st day of January, 1953.

                                RUSSELL E. WEAVER
                        Notary Public, State of New York
                                 No. 30-9556200
                       Cert. filed with Nassau & New York
                                  County Clerks
                           Term Expires March 30, 1954
                                 [NOTARIAL SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM L. KLEITZ and ROBERT H. CRAFT, being duly sworn, depose and say, and each for himself deposes and says, that he, WILLIAM L. KLEITZ, is the President of Guaranty Trust Company of New York, and he, ROBERT H. CRAFT, is the Vice President and Treasurer thereof, that the number of shares changed as provided in subparagraph five of paragraph (c) of subdivision two of section thirty-five and the par value thereof are 1,000,000 shares of the par value of $100 each and the number of shares resulting from such change and the par value thereof are 5,000,000 shares of the par value of $20 each.

                                WILLIAM L. KLEITZ
                                  ROBERT H. CRAFT

    Severally sworn to before me this
    21st day of January, 1953

                                RUSSELL E. WEAVER
                        Notary Public, State of New York
                                 No. 30-9556200
                       Cert. filed with Nassau & New York
                                  County Clerks
                           Term Expires March 30, 1954
                                 [NOTARIAL SEAL]


    STATE OF NEW YORK
    BANKING DEPARTMENT

    I, FRANCIS A. FLORIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate, entitled "Certificate of Amendment of Certificate of Incorporation of GUARANTY TRUST COMPANY OF NEW YORK pursuant to Section Thirty-six of the Stock Corporation Law," providing for an increase in the number of shares of authorized capital stock from One Million (1,000,000) shares to Five Million (5,000,000) shares, and for a reduction of the par value of the shares from One Hundred (100) Dollars to Twenty (20) Dollars per share.

    WITNESS my hand and official seal of the Banking Department at the City of Albany, this 22nd day of January in the Year of our Lord one thousand nine hundred and fifty-three.

                                FRANCIS A. FLORIN
                         Deputy Superintendent of Banks

    [SEAL]

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF

                             GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW

    We, the undersigned, being the President and the Secretary, respectively, of GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby do subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the Corporation is

                       GUARANTY TRUST COMPANY OF NEW YORK.

    The name under which the Corporation was originally incorporated was New York Guaranty and Indemnity Company.

    2. The Corporation was created by a special law and has no certificate of incorporation. The chapter number and year of passage of such law is Chapter 179, Laws of 1864.

    3. The number of its authorized shares is increased from 5,000,000 shares of the par value of $20 each to 6,000,000 shares of the par value of $20 each and in conformity therewith the amount of its capital stock is increased from $100,000,000 to $120,000,000 in accordance with the provisions of sub-paragraphs
(1) and (7) of Paragraph (C) of subdivision 2 of Section Thirty-five of the Stock Corporation Law.

    4. Paragraph 8 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 15, 1947, which now reads as follows:

         "8. The amount of the capital stock which the Corporation is hereafter to have is One Hundred Million Dollars ($100,000,000) and all of the shares are to have a par value."

    is changed to read as follows:

         "8. The amount of the capital stock which the Corporation is hereafter to have is One Hundred Twenty Million Dollars ($120,000,000) and all of the shares are to have a par value."

    5. Paragraph 9 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 15, 1947, as changed by Paragraph 4 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law" dated January 21, 1953, and filed January 22, 1953, which now reads as follows:

         "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is five million (5,000,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty Dollars ($20) each."

    is changed to read as follows:

         "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is six million (6,000,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty Dollars ($20) each."

    Dated, January 16, 1957.

                                WILLIAM L. KLEITZ
                                        President

                                 STUART K. BARNES
                                        Secretary



    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    On this 16th day of January, 1957, before me personally came WILLIAM L. KLEITZ and STUART K. BARNES, to me known and known to me to be the individuals described in and who subscribed and executed the foregoing Certificate, as President and Secretary, respectively, of GUARANTY TRUST COMPANY OF NEW YORK, and they severally acknowledged to me that they subscribed and executed the same.

                                RUSSELL E. WEAVER
                        Notary Public, State of New York
                                   #41-9556200
                           Qualified in Queens County
                           Term Expires March 30, 1958
                                 [NOTARIAL SEAL]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM L. KLEITZ and STUART K. BARNES, being duly and severally sworn, each for himself deposes and says, that he, WILLIAM L. KLEITZ, is the President of Guaranty Trust Company of New York, and he, STUART K. BARNES, is the Secretary thereof; that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of said Guaranty Trust Company of New York entitled to vote at the stockholders' meeting at which such votes were cast with relation to the proceedings provided for in said Certificate, and that neither the certificate of incorporation nor any other certificate filed pursuant to law requires a larger proportion of votes; and that such votes were cast at a stockholders' meeting held at the principal place of business of said Guaranty Trust Company of New York, 140 Broadway, New York, N.Y., on January 16, 1957, upon notice pursuant to Section Forty-five of the Stock Corporation Law.

                                WILLIAM L. KLEITZ
                                 STUART K. BARNES

    Severally subscribed and sworn to before me this 16th day of January, 1957.

                                RUSSELL E. WEAVER
                        Notary Public, State of New York
                                   #41-9556200
                           Qualified in Queens County
                           Term Expires March 30, 1958
                                [Notarial Seal]

    STATE OF NEW YORK    }  ss.:
    COUNTY OF NEW YORK

    WILLIAM L. KLEITZ, being duly sworn, deposes and says, that he, WILLIAM L. KLEITZ, is the President of Guaranty Trust Company of New York; that the number of additional shares, not resulting from a change of shares, which the corporation is authorized to issue by the foregoing Certificate is 1,000,000, that the number of such additional shares with par value is 1,000,000, and that the par value thereof is $20 per share; that the number of shares changed as provided in sub paragraph 5 of Paragraph (C) of Subdivision 2 of Section 35 of the Stock Corporation Law is none; and that the number of shares not resulting from a change of shares, of which the par value has been increased, is none.
                               WILLIAM L. KLEITZ

Subscribed and sworn to before me this 16th day of January, 1957.

                                RUSSELL E. WEAVER
                        Notary Public, State of New York
                                   #41-9556200
                           Qualified in Queens County
                           Term Expires March 30, 1958
                                 [NOTARIAL SEAL]

    I, GEORGE A. MOONEY, Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "Certificate of Amendment of Certificate of Incorporation of GUARANTY TRUST COMPANY OF NEW YORK pursuant to Section Thirty-six of the Stock Corporation Law" dated January 16, 1957, providing for increase of capital stock from $100,000,000 to $120,000,000.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department at Albany, this 16th day of January, 1957.

                                GEORGE A. MOONEY
                                Superintendent of Banks
[SEAL]

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                             GUARANTY TRUST COMPANY
                                   OF NEW YORK
                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW
                                    --------

    We, the undersigned, being the President and the Secretary, respectively, of GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby do subscribe, acknowledge and file this certificate, stating as follows:

    1. The name of the Corporation is Guaranty Trust Company of New York. The name under which the Corporation was originally incorporated was New York Guaranty and Indemnity Company.

    2. The Corporation was created by a special law. The chapter number and year of passage of such law is Chapter 179, Laws of 1864.

    3. This certificate effects the following changes: the name of the Corporation is changed to MORGAN GUARANTY TRUST COMPANY OF NEW YORK in accordance with the provisions of Paragraph (A) of subdivision 2 of Section Thirty-five of the Stock Corporation Law; 1,540,000 new shares of capital stock with a par value of $25 per share are authorized, the par value of the 6,000,000 shares of capital stock presently authorized and issued is increased from $20 per share to $25 per share, and in conformity with the increase in the number of shares and the increase in the par value of shares the amount of capital stock of the Corporation is increased from $120,000,000 to $188,500,000, all in accordance with the provisions of subparagraphs (1), (3) and (7) of Paragraph
(C) of subdivision 2 of Section Thirty-five of the Stock Corporation Law; and the provision set forth in paragraph 7 of this Certificate of Amendment which relates to the regulation of the business of the Corporation and conduct of its affairs is adopted in accordance with the provisions of Paragraph (J) of subdivision 2 of Section Thirty-five of the Stock Corporation Law.

    4. Section I of Chapter 179, Laws of 1864, provided that the name of the Corporation should be New York Guaranty and Indemnity Company, and the name of the Corporation was changed to Guaranty Trust Company of New York by an Order dated December 3, 1895 of the Supreme Court, New York County, which Order was filed in the office of the Secretary of State on December 5, 1895. The name of the Corporation shall henceforth be MORGAN GUARANTY TRUST COMPANY OF NEW YORK.

    5. Paragraph 8 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 15, 1947, as changed by

Paragraph 4 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed January 16, 1957, which now reads as follows:

         "8. The amount of the capital stock which the Corporation is hereafter to have is One Hundred Twenty Million Dollars ($120,000,000) and all of the shares are to have a par value."

    is changed to read as follows:

         "8. The amount of the capital stock which the Corporation is hereafter to have is One Hundred Eighty-eight Million Five Hundred Thousand Dollars ($188,500,000) and all of the shares are to have a par value."

    6. Paragraph 9 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 15, 1947, as changed by Paragraph 4 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated January 21, 1953 and filed January 22, 1953, and by Paragraph 5 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 16, 1.957, which now reads as follows:

         "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is six million (6,000,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty Dollars ($20) each."

    is changed to read as follows:

         "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is seven million five hundred forty thousand (7,540,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

   7. The following provision for the regulation of the business of the Corporation and the conduct of its affairs is hereby adopted as a part of the certificate of incorporation to supplement the special law creating the
Corporation:

         "The Board of Directors may adopt, and from time to time alter or amend, a plan or plans for additional compensation to the officers (including officers who may be Directors) or other employees, or both, of the Company or of any branch thereof or of any subsidiary all of the capital stock of which (except for directors' qualifying shares) is owned by the Company for services rendered to the Company or to any branch thereof or to any such subsidiary, out of the operating earnings of the Company or of any branch thereof or of an such subsidiary, in any fiscal year or part thereof, determined as the Board of Director in their discretion may see fit."

Dated: April 23, 1959.

                                  DALE E. SHARP
                                      President

                               STUART K. BARNES
                                      Secretary

                                STATE OF NEW YORK
                               BANKING DEPARTMENT

    I, G. RUSSELL CLARK, Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of Certificate of Incorporation of GUARANTY TRUST COMPANY OF NEW YORK, pursuant to Section Thirty-six of the Stock Corporation Law" dated April 23, 1959, providing for (1) a change of name from Guaranty Trust Company of New York to Morgan Guaranty Trust Company of New York; and, (2) an increase in capital stock from One Hundred Twenty Million ($120,000,000) Dollars, consisting of six million (6,000,000) shares of the par value of $20.00 each to One Hundred Eighty-eight Million, Five Hundred Thousand ($188,500,000) Dollars, consisting of seven million, five hundred forty thousand (7,540,000) shares of the par value of $25.00 each; and, (3) to add a new provision relating to the regulation of the corporation's business and the conduct of its affairs.

                WITNESS my hand and official seal of the Banking
                Department at the City of Albany, this 24th day
                 of April in the Year of our Lord one thousand
                          nine hundred and fifty-nine.
                                G. RUSSELL CLARK
                             Superintendent of Banks
[SEAL]

STATE OF NEW YORK    }  ss.:
COUNTY OF NEW YORK

    On this 23rd day of April, 1959, before, me personally came DALE E. SHARP AND STUART K. BARNES, to me known and known to me to be the individuals described in and who subscribed and executed the foregoing Certificate, as President and Secretary, respectively, of GUARANTY TRUST COMPANY OF NEW YORK, and they severally acknowledged to me that they subscribed and executed the same.

                                RUSSELL E. WEAVER

                                RUSSELL E. WEAVER
                                  Notary Public
                                State of New York
                                   #41-9556200
                           Qualified in Queens County
                           Term Expires March 30, 1960
                                 [NOTARIAL SEAL]

STATE OF NEW YORK    }  ss.:
COUNTY OF NEW YORK

    DALE E. SHARP and STUART K. BARNES, being duly and severally sworn, each for himself deposes and says, that he, DALE E. SHARP, is the President of Guaranty Trust Company of New York, and he, STUART K. BARNES, is the Secretary thereof; that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of two-thirds of the outstanding shares of said Guaranty Trust Company of New York entitled to vote at the stockholders' meeting at which such votes were cast with relation to the proceedings provided for in said Certificate, and that neither the special law creating the corporation nor any other certificate filed pursuant to law requires a larger proportion of votes; and that such votes were cast at a stockholders' meeting held at 60 Liberty Street, New York, N. Y., on March 4, 1959, upon notice pursuant to Section Forty-five of the Stock Corporation Law.

                                  DALE E. SHARP

                                STUART K. BARNES


    Severally subscribed and sworn to before me this 23rd day of April, 1959.

    RUSSELL E. WEAVER

    RUSSELL E. WEAVER
     Notary Public
    State of New York
      #41-9556200
 Qualified in Queens County
Term Expires March 30, 1960

[NOTARIAL SEAL]

STATE OF NEW YORK    }  ss.:
COUNTY OF NEW YORK

    DALE, E. SHARP and RALPH F. LEACH, being duly and severally sworn, each for himself deposes and says, that he, DALE E. SHARP, is the President of Guaranty Trust Company of New York, and he, RALPH F. LEACH, is the Treasurer thereof; and that by resolution of the Board of Directors of said Guaranty Trust Company of New York a sum at least equal to the amount of increase of the aggregate par value of its issued shares provided for in the foregoing Certificate has been transferred from surplus to capital.

                                  DALE E. SHARP

                                 RALPH F. LEACH

Severally subscribed and sworn to before me this 23rd day of April, 1959.

    RUSSELL E. WEAVER

    RUSSELL E. WEAVER
     Notary Public
    State of New York
      #41-9556200
 Qualified in Queens County
Term Expires March 30, 1960

[NOTARIAL SEAL]

STATE OF NEW YORK         }ss.:
COUNTY OF NEW YORK

     DALE E. SHARP, being duly sworn, deposes and says, that he, DALE E. SHARP, is the President of Guaranty Trust Company of New York; that the number of additional shares which the Corporation is authorized to issue by the foregoing Certificate is 1,540,000, that the number of such additional shares with par value is 1,540,000, and that the par value thereof is $25 per share; that the number of shares changed as provided in sub-paragraph 5 of Paragraph (C) of subdivision 2 of Section 35 of the Stock Corporation Law is none; and that the number of shares, not resulting from a change of shares, of which the par value has been increased is 6,000,000, and the amount of such increase in par value is $5 per share.

                                                       DALE E. SHARP

Subscribed and sworn to before me
  this 23rd day of April, 1959.

       RUSSELL E. WEAVER

       RUSSELL E. WEAVER
           Notary Public

       State of New York
           #41-9556200

 Qualified in Queens County
Term Expires March 30, 1960

[NOTARIAL SEAL]

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                          MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK

                         PURSUANT TO SECTION THIRTY-SIX
                          OF THE STOCK CORPORATION LAW

                                    --------

     We, the undersigned, being the President and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby do subscribe, acknowledge and file this certificate, stating as follows:

     1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally incorporated was New York Guaranty and Indemnity Company.

     2. The Corporation was created by a special law. The chapter number and year of passage of such law is Chapter 179, Laws of 1864.

     3. The number of its authorized shares is increased from 7,540,000 shares of the par value of $25 each to 8,294,000 shares of the par value of $25 each and in conformity therewith the amount of its capital stock is increased from $188,500,000 to $207,350,000 in accordance with the provisions of sub-paragraphs
(1) and (7) of Paragraph (C) of subdivision 2 of Section Thirty-five of the Stock Corporation Law.

     4. Paragraph 8 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 15, 1947, as changed by Paragraph 4 of the "Certificate of Amendment of Certificate of incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed January 16, 1957, and as further changed by Paragraph 5 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated April 23, 1959, and filed April 24, 1959, which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is One Hundred Eighty-eight Million Five Hundred Thousand Dollars ($188,500,000) and all of the shares are to have a par value."

is changed to read as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two

     Hundred Seven Million Three Hundred Fifty Thousand Dollars
     ($207,350,000) and all of the shares are to have a par value."

     5. Paragraph 9 of the "Certificate of Increase of the Amount of Capital Stock and Authorization of New Shares of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed January 15, 1947, as changed by Paragraph 4 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated January 21, 1953, and filed January 22, 1953, as further changed by Paragraph 5 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated and filed on January 16, 1957, and as further changed by Paragraph 6 of the "Certificate of Amendment of Certificate of Incorporation of Guaranty Trust Company of New York Pursuant to Section Thirty-six of the Stock Corporation Law," dated April 23, 1959, and filed on April 24, 1959, which now reads as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is seven million five hundred forty thousand (7,540,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

is changed to read as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is eight million two hundred ninety four thousand (8,294,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

Dated, January 16, 1963.

                                                         THOMAS S. GATES
                                                               President
                                                         STUART K. BARNES
                                                                Secretary


     STATE OF NEW YORK
     COUNTY OF NEW YORK

     On this 16th day of January, 1963, before me personally came THOMAS S. GATES and STUART K. BARNES, to me known and known to me to be the individuals described in and who subscribed and executed the foregoing certificate, as President and Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, and they severally acknowledged to me that they subscribed and executed the same.

                                                    RUSSELL E. WEAVER

                                                    RUSSELL E. WEAVER
                                                      Notary Public

                                                    State of New York
                                                      #41-9556200

                                                    Qualified in Queens County
                                                    Term Expires March 30, 1964

                                                               [NOTARIAL SEAL]


STATE OF NEW YORK
COUNTY OF NEW YORK

     THOMAS S. GATES AND STUART K. BARNES, being duly and severally sworn, each for himself deposes and says, that he, THOMAS S. GATES, is the President of Morgan Guaranty Trust Company of New York, and he, STUART K BARNES, is the Secretary thereof ; that they have been authorized to execute and file the foregoing Certificate by the votes cast in person or by proxy, of the holders of record of a majority of the outstanding shares of said Morgan Guaranty Trust Company of New York entitled to vote at the stockholders' meeting at which such votes were cast with relation to the proceedings provided for in said Certificate, and that neither the special law creating the Corporation nor any other Certificate filed pursuant to law requires a larger proportion of votes; and, that such votes were cast at a stockholders' meeting held at the principal place of business of said Morgan Guaranty Trust Company of New York, 140 Broadway, New York, New York, on January 16, 1963, upon notice pursuant to Section Fortyfive of the Stock Corporation Law.

                                                        THOMAS S. GATES

                                                        STUART K. BARNES

  Severally subscribed and sworn to before me this 16th day of January, 1963.

          RUSSELL E. WEAVER

          RUSSELL E. WEAVER
            Notary Public
          State of New York
            #41-9556200
         Qualified in Queens County
       Term Expires March 30, 1964

       [NOTARIAL SEAL]

STATE OF NEW YORK       }ss.:
COUNTY OF NEW YORK

     STUART K. BARNES, being duly sworn, deposes and says, that he, STUART K. BARNES, is the Secretary of Morgan Guaranty Trust Company of New York; that the number of additional shares, not resulting from a change of shares, which the corporation is authorized to issue by the foregoing certificate is 754,000, that the number of such additional shares with par value is 754,000, and that the par value thereof is $25 per share; that the number of shares changed as provided in subparagraph 5 of paragraph (c) of Subdivision 2 of Section 35 of the Stock Corporation Law is none; and that the number of shares not resulting from a change of shares, of which the par value has been increased, is none.

                                                       STUART K. BARNES

Subscribed and sworn to before me
this 16th day of January, 1963.

    RUSSELL E. WEAVER

    RUSSELL E. WEAVER

      Notary Public
   State of New York

     #41-9556200

   Qualified in Queens County
  Term Expires March 30, 1964
[NOTARIAL SEAL]

     I, OREN ROOT, Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of Certificate of Incorporation of MORGAN GUARANTY TRUST COMPANY OF NEW YORK pursuant to Section Thirty-six of the Stock Corporation Law" dated January 16, 1963, providing for increase of capital stock from $188,500,000 to $207,350,000.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department at Albany, this 16th day of January, 1963.

                OREN ROOT
                Superintendent of Banks

   [SEAL]

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                            ORGANIZATION CERTIFICATE
                                       OF

                          MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK

                      UNDER SECTION 8005 OF THE BANKING LAW

                                     -------

     We, the undersigned, being the President and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

     1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

     2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

     3. The provision of the Corporation's Organization Certificate relating to the amount of the Corporation's capital stock, which was last amended as set forth in Paragraph 4 of the "Certificate of Amendment of Certificate of Incorporation of Morgan Guaranty Trust Company of New York Pursuant to Section Thirty-Six of the Stock Corporation Law", dated and filed on January 16, 1963, and which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Seven Million Three Hundred Fifty Thousand Dollars ($207,350,000) and all of the shares are to have a par value."

is amended to read in full as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Twenty - eight Million Eighty - five Thousand Dollars ($228,085,000) and all of the shares are to have a par value."

     4. The provision of the Corporation's Organization Certificate relating to the number of shares into which the Corporation's capital stock is divided and the par value of such shares, which was last amended as set forth in Paragraph 5 of the "Certificate of Amendment of Certificate of Incorporation of Morgan Guaranty Trust Company of New York Pursuant to Section Thirty-Six of the Stock Corporation Law", dated and filed on January 16, 1963, and which now reads as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is eight million two hundred ninety - four thousand (8,294,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

is amended to read in full as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is nine million one hundred twenty-three thousand four hundred (9,123,400) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

     5. The foregoing amendments were authorized by vote of the holders of a majority of all outstanding shares entitled to vote thereon, at the annual meeting of the stockholders of the Corporation held on March 17, 1965 at 15 Broad Street, New York, N. Y.

                IN WITNESS WHEREOF, we have signed this Certificate on the 17th day of March, 1965.

                                          THOMAS S. GATES
                                                        President

                                          STUART K. BARNES
                                                        Secretary

STATE OF NEW YORK        }ss.:
COUNTY OF NEW YORK

     STUART K. BARNES, being duly sworn, deposes and says that he is the Secretary of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, that he is one of the persons who signed the foregoing Certificate; that he has read the foregoing Certificate and knows the contents thereof; and that the statements contained therein are true.

                                                     STUART K. BARNES

Sworn to before me this
17 day of March, 1965

    CLEMENT R. BROWNE

Notary Public, State of New York
         No. 24-0461005
   Qualified in Kings County
  Certificate Filed in New York Co.
Commission Expires March 30, 1965
         [NOTARIAL SEAL]

     I, FRANK WILLE, Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under
Section 8005 of the Banking Law" dated March 17, 1965, providing for increase of capital stock from $207,350,000 to $228,085,000.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department at Albany, this 17th day of March, 1965.

                              FRANK WILLE
                              Superintendent of Banks

         [SEAL]

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                            ORGANIZATION CERTIFICATE
                                       OF

                          MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK

                      UNDER SECTION 8005 OF THE BANKING LAW

                                    --------

     We, the undersigned, being the Chairman of the Board and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

     1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

     2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

     3. The provision of the Corporation's Organization Certificate relating to the amount of the Corporation's capital stock, which was last amended as set forth in Paragraph 3 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law", dated and filed on March 17, 1965, and which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Twenty-eight Million Eighty-five Thousand Dollars ($228,085,000) and all of the shares are to have a par value."

is amended to read in full as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Thirty-seven Million Five Hundred Thousand Dollars ($237,500,000) and all of the shares are to have a par value."

     4. The provision of the Corporation's Organization Certificate relating to the number of shares into which the Corporation's capital stock is divided and the par value of such shares, which was last amended as set forth in Paragraph 4 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law", dated and filed on March 17, 1965, and which now reads as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is nine million one hundred twenty-three thousand four hundred (9,123,400) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars
     ($25) each."

is amended to read in full as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is nine million five hundred thousand (9,500,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

     5. The foregoing amendments were authorized by written consent of the holder of all of the outstanding shares of the Corporation entitled to vote thereon, given pursuant to Section 6015 of the Banking Law.

     IN WITNESS WHEREOF, we have signed this Certificate on the 8th day of November, 1973.

                                                ELLMORE C. PATTERSON
                                                 Chairman of the Board

                                                BORIS S. BERKOVITCH
                                                              Secretary



STATE OF NEW YORK       }ss.:
COUNTY OF NEW YORK

     BORIS S. BERKOVITCH, being duly sworn, deposes and says that he is the Secretary of MORGAN GUARANTY TRUST COMPANY OF NEW YORK; that he is one of the persons who signed the foregoing Certificate; that he has read the foregoing Certificate and knows the contents thereof; and that the statements contained therein are true.

                                                  BORIS S. BERKOVITCH

Sworn to before me this
8th day of November, 1973.
        VERONICA C. MILLER
  Notary Public, State of New York
           No. 30-4501960
    Qualified in Nassau County
Certificate Filed in New York County
Commission Expires March 30, 1975
        [NOTARIAL SEAL]

     I, HARRY W. ALBRIGHT, JR., Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization

Certificate of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under Section 8005 of the Banking Law" dated November 8, 1973, providing for increase of capital stock from $228,085,000 to $237,500,000.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department at New York, N. Y., this 8 day of November, 1973.

                                 HARRY W. ALBRIGHT, JR.
                                 Superintendent of Banks

[SEAL]

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                            ORGANIZATION CERTIFICATE
                                       OF

                          MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK

                      UNDER SECTION 8005 OF THE BANKING LAW

                                    --------

     We, the undersigned, being the Chairman of the Board and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

     1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

     2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

     3. The provision of the Corporation's Organization Certificate relating to the amount of the Corporation's capital stock, which was last amended as set forth in Paragraph 3 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law", dated and filed on November 8, 1973, and which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Thirty-seven Million Five Hundred Thousand Dollars ($237,500,000) and all of the shares are to have a par value."

is amended to read in full as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Fifty Million Dollars ($250,000,000) and all of the shares are to have a par value."

     4. The provision of the Corporation's Organization Certificate relating to the number of shares into which the Corporation's capital stock is divided and the par value of such shares, which was last amended as set forth in Paragraph 4 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law", dated and filed on November 8, 1973, and which now reads as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth. have is nine million five hundred thousand (9,500,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

is amended to read in full as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is ten million (10,000,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

     5. The foregoing amendments were authorized by written consent of the holder of all of the outstanding shares of the Corporation entitled to vote thereon, given pursuant to Section 6015 of the Banking Law.

     IN WITNESS WHEREOF, We have signed this Certificate on the 18th day of March, 1976.

                                             ELLMORE C. PATTERSON
                                                 Chairman of the Board

                                             BORIS S. BERKOVITCH
                                                             Secretary



STATE OF NEW YORK          }ss.:
COUNTY OF NEW YORK

     BORIS S. BERKOVITCH, being duly sworn, deposes and says that he is the Secretary of MORGAN GUARANTY TRUST COMPANY OF NEW YORK; that he is one of the persons who signed the foregoing Certificate; that he has read the foregoing Certificate and knows the contents thereof ; and that the statements contained therein are true.

                                              BORIS S. BERROVITCH

Sworn to before me this
18th day of March, 1976.
      VERONICA C. MILLER
  Notary Public, State of New York
        No. 30-4501960
    Qualified in Nassau County
Certificate filed in New York County
Commission Expires March 30, 1977
         [NOTARIAL SEAL]

     I, JOHN G. HEIMANN, Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under
Section 8005 of the Banking Law" dated March 18, 1976, providing for increase of capital stock from $237,500,000 to $250,000,000.

                  IN WITNESS WHEREOF, I have here

STATE OF NEW YORK             }ss.:
COUNTY OF NEW YORK

        unto set my hand and affixed the
          official seal of the Banking Department at New York, N. Y., this 18th day of March, 1976.

                                 JOHN G. HEIMANN
[SEAL]                           Superintendent of Banks

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                            ORGANIZATION CERTIFICATE
                                       OF

                          MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK

                      UNDER SECTION 8005 OF THE BANKING LAW

                                    --------

     We, the undersigned, being the Chairman of the Board and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

     1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

     2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

     3. The provision of the Corporation's Organization Certificate relating to the amount of the Corporation's capital stock, which was last amended as set forth in Paragraph 3 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law" dated and filed on March 18, 1976 and which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Two Hundred Fifty Million Dollars ($250,000,000) and all of the shares are to have a par value."

is amended to read in full as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Five Hundred Million Dollars ($500,000,000) and all of the shares are to have a par value."

     4. The provision of the Corporation's Organization Certificate relating to the number of shares into which the Corporation's capital stock is divided and the par value of such shares, which was last amended as set forth in Paragraph 4 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law", dated and filed on March 18, 1976 and which now reads as follows:

          "9. The total number of shares, including those previously authorized, which the Corporation may henceforth have is ten million (10,000,000) shares, all of which are to be of one class of capital stock and all of which are to have a par value of Twenty-five Dollars ($25) each."

is amended to read in full as follows:

          "9. (a) (i) The total number of shares of all classes of capital stock which the Corporation may henceforth have is twelve million five hundred thousand shares, of which two million five hundred thousand shares shall be shares of Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called "Preferred Stock"), and ten million shares shall be shares of Common Stock of the par value of Twenty-five Dollars ($25) per share (hereinafter called "Common Stock").

          (ii) The Corporation shall have the authority to issue at any time and from time to time shares of Preferred Stock in one or more series, subject to the limitation that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

          (iii) Except as otherwise required by law, the holders of the Preferred Stock shall have no voting power whatsoever.

          (iv) Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the shares of Common Stock with respect to the same dividend period.

          (v) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation.

     (b) There shall be a series of the class of the Corporation's Preferred Stock designated as Adjustable Rate Cumulative Preferred Stock, Series A (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting such series shall be two million five hundred thousand (2,500,000).

          (i) Dividends. Dividend rates on the shares of the Series A Preferred Stock shall be: (A) for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including June 30, 1983, the rate shall be 9.25% per annum, and (B) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which

Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the par value thereof equal to the Applicable Rate (as defined in subparagraph (ii) ) in respect of such Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of such shares and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 1983. Each such dividend shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors' of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. In the event that there shall be outstanding shares of any other series of Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series A Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of the Series A Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series A Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

     Dividends payable on the Series A Preferred Stock for each full Quarterly Dividend Period shall be computed by dividing the Applicable Rate by four. Dividends payable on the Series A Preferred Stock for any period less than a full Quarterly Dividend Period, and for the portion, if any, of the Initial Dividend Period prior to April 1, 1983, shall be computed on the basis of a 360 day year of four 90 day quarters and the actual number of days elapsed in the period for which payable.

          (ii) Definition of Applicable Rate, etc. Except as provided below in this subparagraph, the "Applicable Rate" for any Quarterly Dividend Period shall be (A) 4.875% less than (B) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason

          (I) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity. Rate cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.875% less than the higher of whichever two of such Rates can be so determined;

          (II) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.875% less than whichever such Rate can be so determined; or

     (III) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 5.00% per annum or greater than 11.50% per annum.

     Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period (as hereinafter defined) as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable, interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Years Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having maturities of not less than eight nor more than twelve years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during, the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to, the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum. Twenty Year Average Yields (or the one weekly per annum. Twenty Year Average

Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum. Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as finally published during such Calendar Period, by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum. average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

     The Applicable Rate with respect to each Quarterly Dividend Period shall be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The Corporation shall cause notice of each Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of the Series A Preferred Stock.

     For purposes of this paragraph, the term

          (A) "Calendar Period" shall mean 14 calendar days;

          (B) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of. any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

          (C) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years) ; and

          (D) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).

          (iii) Redemption. The Series A Preferred Stock shall not be redeemable prior to March 1, 1986. On or after March 1, 1986, the Corporation, at its option, may redeem the Series A Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price (A) in the case of any redemption on a redemption date from March 1, 1986 to February 29, 1988, inclusive of $103.00 per share, and (B) in the case of any redemption on a redemption date occurring on or after March 1, 1988, of $100.00 per share, plus, in each case, accrued and unpaid dividends thereto to the date fixed for redemption.

     In the event the Corporation shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of the Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     Notwithstanding the foregoing provisions of this subparagraph (iii), if any dividends on the Series A Preferred Stock are in arrears, no shares of the Series A Preferred Stock shall be redeemed unless all outstanding shares of the Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series A Preferred Stock.

          (iv) Shares to be Retired. All shares of the Series A Preferred Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

          (v) Conversion or Exchange. The holders of shares of the Series A Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          (vi) Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the Series A Preferred Stock, an amount equal to $100 per share plus an amount equal to any accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this subparagraph (vi) the holders of the Series A Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

     Neither the sale, conveyance, exchange or transfer of all or substantially all the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation for the purposes of this subparagraph (vi).

          (vii) Limitation on Dividends on Junior Ranking Stock. So long as any of the Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Preferred Stock (as defined below, the "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of preferred stock other than Junior Stock, at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment.

          (viii) Ranking of Stock of the Corporation. For purposes of this paragraph, any stock of any class or classes of the Corporation shall be deemed to rank:

     (A) prior to the shares of the Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of the Preferred Stock;

     (B) on a parity with shares of the Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Preferred Stock; and

     (C) junior to shares of the Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of the Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

     5. The foregoing amendments were authorized by written consent of the older of all of the outstanding shares of the Corporation entitled to vote thereon, given pursuant to Section 6015 of the Banking Law.

     IN WITNESS WHEREOF, we have signed this Certificate on the 15th day of March, 1983.

                                                LEWIS T. PRESTON
                                                Chairman of the Board

                                                JAMES D. GOODPASTURE
                                                Secretary

STATE OF NEW YORK          }ss.:
COUNTY OF NEW YORK

     JAMES D. GOODPASTURE, being duly sworn, deposes and says that he is the Secretary of MORGAN GUARANTY TRUST COMPANY OF NEW YORK; that he is one of the persons who signed the foregoing Certificate; that he has read the foregoing Certificate and knows the contents thereof; and that the statements therein are true.
                                                 JAMES D. GOODPASTURE

Sworn to before me this
15th day of March, 1983
       JUNE V. SANNA
  Notary Public, State of New York
       No. 43-8760285
     Qualified in Richmond County
Certificate filed in New York County
Commission Expires March 30, 1984
         [NOTARIAL SEAL]

     I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE annexed certificate entitled "Certificate of Amendment of the Organization Certificate of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under Section 8005 of the Banking Law" dated March 15, 1983 providing for an increase in the capital structure from 10,000,000 shares of one class of stock of the par value of $25 each, for a total capital stock value of $250,000,000 to 12,500,000 shares of stock consisting of 10,000,000 shares of common stock of the par value of $25 each and 2,500,000 shares of a new class of preferred stock and a series of such preferred stock to be designated as "Cumulative Adjustable Rate Preferred Stock, Series A" at a par value of $100 each, for a total capital stock value of $500,000,000.

       WITNESS, my hand and official seal of the Banking Department at the City of New York, this 24th day of March in the Year of our Lord one thousand nine hundred and eighty-three.

                                 PETER M. PHILBIN
                                 Deputy Superintendent of Banks

[SEAL]

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                            ORGANIZATION CERTIFICATE

                                       OF
                          MORGAN GUARANTY TRUST COMPANY

                                   OF NEW YORK

                      UNDER SECTION 8005 OF THE BANKING LAW

                                    --------

     We, the undersigned, being the Chairman of the Board and the Secretary, respectively, Of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

          1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

          2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

          3. The provision of the Corporation's Organization Certificate relating to the amount of the Corporation's capital stock, which was last amended as set forth in Paragraph 3 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under
Section 8005 of the Banking Law", filed on March 24, 1983, and which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter to have is Five Hundred Million Dollars ($500,000,000) and all of the shares are to have a par value.

is amended to read in full as follows:

          "8. The amount of the capital stock which the Corporation is hereafter authorized to have is Five Hundred Million Dollars ($500,000,000) and all of the shares are to have a par value. "

          4. The provision of the Corporation's Organization Certificate relating to the number of shares into which the Corporation's capital stock is divided and the par value of such shares, which was last amended as set forth in Paragraph 4 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York Under Section 8005 of the Banking Law", filed on March 24, 1983 and which now reads as follows:

          "9.(a)(I) The total number of shares of all classes of capital stock which the Corporation may henceforth have is twelve million five hundred thousand shares, of

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

     which two million five hundred thousand shares shall be shares of Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called "Preferred Stock"), and ten million shares shall be shares of Common Stock of the par value of Twenty-five Dollars ($25) per share (hereinafter called "Common Stock").

          (ii) The Corporation shall have the authority to issue at any time and from time to time shares of Preferred Stock in one or more series, subject to the limitation that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

          (iii) Except as otherwise required by law, the holders of the Preferred Stock shall have no voting power whatsoever.

          (iv) Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the shares of Common Stock with respect to the same dividend period.

          (v) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation.

     (b) There shall be a series of the class of the Corporation's Preferred Stock designated as Adjustable Rate Cumulative Preferred Stock, Series A (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting such series shall be two million five hundred thousand (2,500,000).

          (i) Dividends. Dividend rates on the shares of the Series A Preferred Stock shall be: (A) for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including June 30, 1983, the rate shall be 9.25% per annum, and (B) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the par value thereof equal to the Applicable Rate (as defined in subparagraph (ii) in respect of such Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of such shares and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 1983. Each such dividend shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. In the event that there shall be outstanding shares of any other series of Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series A Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of the Series A Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series A Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

     Dividends payable on the Series A Preferred Stock for each full Quarterly Dividend Period shall be computed by dividing the Applicable Rate by four. Dividends payable on the Series A Preferred Stock for any period less than a full Quarterly Dividend Period, and for the portion, if any, of the Initial Dividend Period prior to April 1, 1983, shall be computed on the basis of a 360 day year of four 90 day quarters and the actual number of days elapsed in the period for which payable.

          (ii) Definition of Applicable Rate, etc. Except as provided below on this subparagraph, the "Applicable Rate" for any Quarterly Divided Period shall be (A) 4.875% less than (B) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason

          (I) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.875% less than the higher of whichever two of such Rates can be so determined;

          (II) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.875% less than whichever such Rate can be so determined; or

          (III) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 5.00% per annum or greater than 11.50% per annum.

     Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period (as hereinafter defined) as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of' March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     Except as provided below in this paragraph, the Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having maturities of not less than eight nor more than twelve years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Security per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having maturities of not less than eight nor more than twelve years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

     The Applicable Rate with respect to each Quarterly Dividend Period shall be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The Corporation shall cause notice of each Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of the Series A Preferred Stock.

     For purposes of this paragraph, the term

     (A) "Calendar Period" shall mean 14 calendar days;

     (B) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

     (C) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

     (D) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).

          (iii) Redemption. The Series A Preferred Stock shall not be redeemable prior to March 1, 1986. On or after March 1, 1986, the Corporation, at its option, may redeem the Series A Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price (A) in the case of any redemption on a redemption date from March 1, 1986 to February 29, 1988, inclusive of $103.00 per share, and (B) in the case of any redemption on a redemption date occurring on or after March 1, 1988, of $100.00 per share, plus , in each case, accrued and unpaid dividends thereto to the date fixed for redemption.

     In the event the Corporation shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of the Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred tock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     Notwithstanding the foregoing provisions of this subparagraph (iii), if any dividends on the Series A Preferred Stock are in arrears, no shares of the Series A Preferred Stock shall be redeemed unless all outstanding shares of the Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series A Preferred Stock.

          (iv) Shares to be Retired. All shares of the Series A Preferred Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

          (v) Conversion or Exchange. The holders of shares of the Series A Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock

          (vi) Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the Series A Preferred Stock, an amount equal to $100 per share plus an amount equal to any accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this subparagraph (vi) the holders of the Series A Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

     Neither the sale, conveyance, exchange or transfer of all or substantially all the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation for the purposes of this subparagraph (vi).

          (vii) Limitation on Dividends on Junior Ranking Stock. So long as any of the Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common, Stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Preferred Stock (as defined below, the "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless full cumulative dividends shall have been paid or dealt and set apart for payment upon all outstanding shares of preferred stock other than Junior Stock, at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment.

          (viii) Ranking of Stock of the Corporation. For purposes of this paragraph, any stock of any class or classes of the Corporation shall be deemed to rank:

     (A) prior to the shares of the Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of the Preferred Stock;

     (B) on a parity with shares of the Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Preferred Stock; and

     (C) junior to shares of the Preferred Stock, either as to dividends or upon liquidation, if such holders of class shall be Common Stock or if the shares of the Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes. "

is amended to read in full as follows:

     "9.(a) The total number of shares of all classes of capital stock which the Corporation may henceforth have is twelve million five hundred thousand shares, of which two million five hundred thousand shares shall be shares of Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called "Preferred Stock"), and ten million shares shall be shares of Common Stock of the par value of Twenty-five Dollars ($25) per share (hereinafter called "Common Stock").

     (b) The Corporation shall have the authority to issue at any time and from time to time shares of Preferred Stock in one or more series, subject to the limitation that, if the stated dividends and amounts payable on liquidation are not paid, in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

     (c) Except as otherwise required by law, the holders of the Preferred Stock shall have no voting power whatsoever.

     (d) Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the shares of Common Stock with respect to the same dividend period.

     (e) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation. "

     5. The foregoing amendments were authorized by written consent of the holder of all of the outstanding shares of the Corporation entitled to vote thereon, given pursuant to Section 6015 of the Banking Law.

     IN WITNESS WHEREOF, we have signed this Certificate on the Nth day of October, 1989.

                                                      LEWIS T. PRESTON
                                                      Chairman of the Board

                                                      BARBARA S. STOKES
                                                      Secretary

STATE OF NEW YORK       }ss.:
COUNTY OF NEW YORK

     BARBARA S. STOKES, being duly sworn, deposes and says that she is the Secretary 0f MORGAN GUARANTY TRUST COMPANY OF NEW YORK; that she is one of the persons who signed the foregoing Certificate; that she has read the foregoing Certificate and knows the contents thereof; and that the statements therein are true.

                                                         BARBARA S. STOKES

Sworn to before me this
12th day of October, 1989

         JAMES C. P. BERRY
Notary Public, State of New York
         No. 31-4654607
   Qualified in New York County
Commission Expires Sept. 30, 1991
      [NOTARIAL SEAL]

     I, DONALD J. KAVANAGH, Deputy Superintendent of Banks of the State of New York, Do HEREBY APPROVE the annexed Certificate entitled "Certificate of Amendment of the Organization Certificate of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under Section 8005 of the Banking Law" dated October 12, 1989, providing for the cancellation and retirement of 2,500,000 shares of Adjustable Rate Cumulative Preferred Stock9 Series A (par value $100 per share) and the restoration of such shares to the status of authorized but unissued shares of preferred stock.

                   Witness, my hand and official seal of the Banking Department at the City of New York, this 16th day of October in the Year of our Lord one thousand nine hundred and eighty-nine

                               DONALD J. KAVANAGH
                               Deputy Superintendent of Banks

[SEAL]

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                            ORGANIZATION CERTIFICATE

                                       OF
                          MORGAN GUARANTY TRUST COMPANY

                                   OF NEW YORK

                      UNDER SECTION 8005 OF THE BANKING LAW

                                    --------

     We, the undersigned, being the Chairman of the Board and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

          1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

          2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

          3. The provision of the Corporation's Organization Certificate relating to the number of directors of the Corporation, which was last amended as set forth in Paragraph 4 of the "Certificate to Provide that the Number of Directors of GUARANTY TRUST COMPANY OF NEW YORK be not less than a stated minimum nor more than a stated maximum pursuant to Section Thirty-Five of the Stock Corporation Law", filed on January 17, 1934, and which now reads as follows:

          "4. The number of directors hereafter shall be not less than fifteen nor more than twenty-five. "

is amended to read in full as follows:

          " 4. The number of directors of the Corporation shall be not less than seven nor more than twenty-five.

          4. The foregoing amendment was authorized by written consent of the holder of all of the utstanding shares of the Corporation entitled to vote thereon, given pursuant to Section 6015 of the Banking Law.

     IN WITNESS WHEREOF, we have signed this Certificate on the 11th day of March, 1993.

                                                         DENNIS WEATHERSTONE
                                                          Chairman of the Board

                                                         BARBARA S. STOKES
                                                                      Secretary

STATE OF NEW YORK      }ss.:
COUNTY OF NEW YORK

     BARBARA S. STOKES, being duly sworn, deposes and says that she is the Secretary of MORGAN GUARANTY TRUST COMPANY OF NEW YORK; that she is one of the persons who signed the foregoing Certificate; that she has read the foregoing Certificate and knows the contents thereof ; and that the statements therein are true.

                                                               BARBARA S. STOKES

Sworn to before me this
11th day of March, 1993

            MARION I. PEARSON
         Notary Public, State of New York
                  No. 41-4964033
         Qualified in Queens County
Certificate filed in New York County
  Commission Expires March 19,1994
            [NOTARIAL SEAL]

     I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled " Certificate of Amendment of the Organization Certificate Of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under Section 8005 of the Banking Law", dated March 11, 1993, providing for a change in the number of Directors from the previously authorized number of not less than 15 nor more than 25, to not less than 7 nor more than 25.

   Witness, my hand and official seal of the Banking Department at the City of New York, this 17th day of March in the Year of our Lord one thousand nine hundred and ninety-three

                                 CARMINE M. TENGA
                                 Deputy Superintendent of
                                 Banks

[SEAL]

                         CERTIFICATE OF AMENDMENTOF THE
                            ORGANIZATION CERTIFICATE

                                       OF
                          MORGAN GUARANTY TRUST COMPANY

                                   OF NEW YORK
                      UNDER SECTION 8005 OF THE BANKING LAW

                                    ---------

     We, the undersigned, being the Chairman of the Board and the Secretary, respectively, of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the "Corporation"), hereby certify as follows:

          1. The name of the Corporation is Morgan Guaranty Trust Company of New York. The name under which the Corporation was originally formed was New York Guaranty and Indemnity Company.

          2. The Corporation was created by special act. The chapter number and year of passage of such act are Chapter 179, Laws of 1864.

          3. The provision of the Corporation's Organization Certificate relating to the amount of the Corporation's capital stock, which was last amended as set forth in Paragraph 3 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York under
Section 8005 of the Banking Law", dated October 12, 1989, and which now reads as follows:

          "8. The amount of the capital stock which the Corporation is hereafter authorized to have is Five Hundred Million Dollars ($500,000,000) and all of the shares are to have a par value."

is amended to read in full as follows:

          "8. The amount of the capital stock which the Corporation is hereafter authorized to have is Five Hundred Twenty Five Million Dollars ($525,000,000) and all of the shares are to have a par value."

          4. The provision of the Corporation's Organization Certificate relating to the number of shares into which the Corporation's capital stock is divided and the par value of such shares, which was last amended as set forth in Paragraph 4 of the "Certificate of Amendment of the Organization Certificate of Morgan Guaranty Trust Company of New York under Section 8005 of the Banking Law", dated October 12, 1989 and which now reads as follows:

          "9.(a) The total number of shares of all classes of capital stock which the Corporation may henceforth have is twelve million five hundred thousand shares, of which two million five hundred thousand shares shall be shares of Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called "Preferred Stock"), and ten million shares shall be shares of Common Stock of the par value of Twenty-five Dollars ($25) per share (hereinafter called "Common Stock").

     (b) The Corporation shall have the authority to issue at any time and from time to time shares of Preferred Stock in one or more series, subject to the limitation that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

     (c) Except as otherwise required by law, the holders of Preferred Stock shall have no voting power whatsoever.

     (d) Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the shares of Common Stock with respect to the same dividend period.

     (e) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of' each series in the event of voluntary or involuntary liquidation."

is amended to read as follows:

     "9.(a) The total number of shares of all classes of capital stock which the Corporation may henceforth have is thirteen million five hundred thousand shares, of which two million five hundred thousand shares shall be shares of Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called "Preferred Stock"), and eleven million shares shall be shares of Common Stock of the par value of Twenty-five Dollars ($25) per share (hereinafter called "Common Stock").

     (b) The Corporation shall have the authority to issue at any time and from time to time shares of Preferred Stock in one or more series, subject to the limitation that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

     (c) Except as otherwise required by law, the holders of Preferred Stock shall have no voting power whatsoever.

     (d) Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the shares of Common Stock with respect to the same dividend period.

     (e) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation."

     5. The foregoing amendments were authorized by written consent of the holder of all of the outstanding shares of the Corporation entitled to vote thereon, given pursuant to Section 6015 of the Banking Law.

     IN WITNESS WHEREOF, we have signed this Certificate on the 13th day of March, 1996.

                                            DOUGLAS A. WARNER III
                                            Chairman of the Board

                                            MARGARET M. FORAN
                                                      Secretary

STATE OF NEW YORK     }ss.:
COUNTY OF NEW YORK

     MARGARET M. FORAN, being duly sworn, deposes and says that she is the Secretary Of MORGAN GUARANTY TRUST COMPANY OF NEW YORK; that she is one of the persons who signed the foregoing Certificate; that she has read the foregoing Certificate and knows the contents thereof; and that the statements therein are true.

                                                               MARGARET M. FORAN

Sworn to before me this
13th day of March, 1996

                  MARIA I. FABRIZZI
         Notary Public, State of New York
                    No. 31-4906640
           Qualified in New York County
         Commission Expires October 5, 1997
                  [NOTARIAL SEAL]

     I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "Certificate of Amendment of the Organization Certificate of MORGAN GUARANTY TRUST COMPANY OF NEW YORK under Section 8005 of the Banking Law," dated March 13, 1996, providing for an increase in authorized capital stock from $500,000,000 consisting of 2,500,000 shares with a par value of $100 each designated as Preferred Stock and 10,000,000 shares with a par value of $25 each designated as Common Stock to $525,000,000 consisting of 2,500,000 shares with a par value of $100 each designated as Preferred Stock and 11,000,000 shares with a par value of $25 each designated as Common Stock.

     Witness, my hand and official seal of the Banking Department at the City of New York, this 21st day of March in the Year of our Lord one thousand nine hundred and ninety-six

                             PETER M. PHILBIN
                             Deputy Superintendent of Banks.

[SEAL]

                                   Exhibit 2


                                 See Exhibit 1

                                    Exhibit 3


                     AUTHORIZATION TO EXERCISE TRUST POWERS


    Morgan Guaranty Trust Company of New York is hereby authorized and empowered to accept and execute any trust created by mortgage made by any rail road or other corporation, to secure its bonds or other obligations lawfully made or issued, and appointing such company trustee and to act as trustee in respect to all matters embraced in such trust.


                              Morgan Guaranty Trust


                              By:/s/Bianca A. Russo
                                -----------------------
                                Bianca Russo
                                Vice President

                                    Exhibit 4




              By-Laws of Morgan Guaranty Trust Company of New York


                        As amended through April 10, 1996

The undersigned, Assistant Secretary of Morgan Guaranty Trust Company of New York, hereby certifies that attached hereto is a true and complete copy of the By-Laws of the Company as amended to date.



---------------------------            ------------------------------------
      Date                                     Assistant Secretary

         By-Laws of Morgan Guaranty Trust Company of New York

                                    Article I
                                  Stockholders

    Section 1.1. The annual meeting of the stockholders of the Company shall be held, within the first four months of each calendar year, on such date and at such time and place within or without the State of New York as may be fixed by the Board of Directors, for the election of Directors and such other business as may properly come before the meeting. Notice of the time, place and purpose or purposes of such meeting shall be given not less than 10 nor more than 50 days before said meeting by mailing, postage prepaid, such notice, signed by the Chairman of the Board or the President or a Managing Director or a Vice President or the Secretary or an Assistant Secretary, addressed to each stockholder of record entitled to vote at such meeting at his address as it appears on the stock book of the Company, unless he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. Notice shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall waive such notice in writing.

    Section 1.2. Special meetings of the stockholders may be called by the Chairman of the Board, a Vice Chairman of the Board, the President or the Board of Directors. It shall be the duty of the Chairman of the Board or a Vice Chairman of the Board or the President to call a special meeting of the stockholders whenever requested in writing to do so by stockholders owning a majority of the capital stock of the Company. Notice of any special meeting, stating the time, place and purpose or purposes thereof, shall be given by mail to the stockholders in the manner provided in Section 1. 1 for the calling of annual meetings of stockholders.

    Section 1.3. At all meetings of stockholders, unless otherwise provided by law, stockholders owning one-third of the capital stock of the Company, present either in person or by proxy, shall constitute a quorum, but less than a quorum shall have power to adjourn any meeting. Except as otherwise provided by law, a majority of the quorum at a meeting, voting either in person or by proxy, shall decide any question brought before such meeting.

    Section 1.4. The Chairman of the Board, or in his absence a Vice Chairman of the Board, or in his or their absence the President, shall preside at all meetings of stockholders, and the order in which the business thereof shall be disposed of, in the absence of a contrary vote by stockholders owning a majority of the capital stock of the Company present and voting at the meeting, whether in person or by proxy, shall be determined by the presiding officer.

    Section 1.5. The Board of Directors may at any time appoint two or more persons to act as inspectors of election at any meeting of stockholders. No director or officer shall be eligible to act as an inspector. If any inspector so appointed shall be absent or shall refuse to act, or if his office become vacant and be not filled by the Board of Directors, if a majority of the inspectors be present, they may act; otherwise, the presiding officer of the meeting may appoint one or more inspectors of election for such meeting. Each inspector shall be entitled to a reasonable compensation for his services to be paid by the Company.

                                   Article II
                               Board of Directors

    Section 2.1. The affairs of the Company shall be managed Board of Directors and its corporate powers exercised by a Board of Directors which shall consist of not less than 7 nor more than 25 members. The Board shall from time to time by vote of a majority of Directors then in office fix the number of Directors within the maximum and minimum limits.

    Section 2.2. At each annual meeting of stockholders each of the Directors shall be elected to serve until the next annual meeting of stockholders and until his successor shall have been elected and shall have qualified.

    Section 2.3. The Board of Directors shall hold regular meetings for business, of which meetings no notice shall be required, on such date and at such time and place as may be fixed by the Board of Directors.

    Section 2.4. Special meetings of the Board of Directors may be called by the Chairman of the Board, a Vice Chairman of the Board or the President, and any of them shall call a special meeting whenever requested to do so by any two members of the Board of Directors. Notice of such meeting shall be mailed to each Director addressed to him at his usual residence or place of business at least two days before the day on which such meeting is to be held, or shall be sent to him at such address by facsimile, electronic mail, telegram, radio or cable or given personally or by telephone not later than the day before such meeting is to be held.

    Section 2.5. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or a committee thereof by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at such meeting.

    Section 2.6. Except as otherwise required by law, one-third of the number of Directors, as fixed from time to time, shall constitute a quorum.

    Section 2.7. Directors and members of the Executive Committee and the members of any other committee shall be entitled to receive such compensation or such fees for attendance as the Board of Directors shall fix from time to time. Nothing herein contained shall be construed to preclude any Director from serving in any other capacity and receiving compensation therefor.

    Section 2.8. Each person who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company to the fullest extent permitted by applicable law. The right to indemnification conferred in this Section 2.8 shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law. The right to indemnification conferred in this Section 2.8 shall be a contract right.

    The Company shall determine the right of any person to receive indemnification as provided hereunder in accordance with the provisions of applicable law.

    The rights and authority conferred in this Section 2.8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of these By-Laws or the Organization Certificate of the Company, agreement, vote of stockholders or disinterested directors or otherwise.

    Neither the amendment nor repeal of this Section 2.8 nor the adoption of any provision of these By-Laws or the Organization Certificate of the Company or of any statute inconsistent with this Section 2.8 shall eliminate or reduce the effect of this Section 2.8 in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

                                   Article III
                                   Committees

    Section 3.1. The Board of Directors shall, at its first meeting Committees held after the adoption of these By-Laws and at its regular meeting in June of each year, appoint an Executive Committee of such number of Directors, including the Chairman of the Board, the Vice Chairman, or if there be more than one, the Vice Chairmen of the Board, the Chairman of the Executive Committee and the President, as the Board of Directors may determine, which, unless otherwise instructed, may exercise the powers of the Board of Directors in the intervals between the meetings of the Board of Directors. The minutes of each meeting of the Executive Committee shall be submitted to the first regular meeting of the Board of Directors following the meeting of the Executive Committee. The Executive Committee may adopt its own rules of procedure and shall hold meetings upon request of any member thereof. No notice of any meetings of the Executive Committee shall be required. Three members of the Executive Committee shall constitute a quorum.

    Section 3.2. The Board of Directors may appoint a Directors Advisory
Council to consist of a Chairman and a Vice Chairman and such other persons as the Board of Directors may select, who shall not be, and shall not be deemed to be, Directors, officers or employees of the Company and whose functions shall not include participation in the policy making or operating management of the Company. The Directors Advisory Council shall meet at such place and at such times as the Board of Directors may from time to time determine, for which meetings no notice shall be required, and at such other times as the Chairman or Vice Chairman of the Directors Advisory Council shall determine on at least 3 days' written notice to each member of such Council. The members of the Directors Advisory Council shall be entitled to such compensation as shall be fixed by resolution of the Board of Directors. The Directors Advisory Council shall consider, advise upon and make recommendations to the Board of Directors and to the Chairman of the Board with respect to matters relating to the general conduct of the business of the Company and with respect to such questions relating thereto as may be submitted to it by the Board of Directors, the Executive Committee or the Chairman of the Board. The members of the Directors Advisory Council shall be appointed annually at the regular meeting of the Board of Directors held in June, but additional members or members to fill vacancies may be appointed at any regular or special meeting of the Board of Directors. The Directors Advisory Council shall determine its own quorum and shall adopt its own rules of procedure. The Directors Advisory Council may appoint, from among its members, such committees with such of the responsibilities of the Directors Advisory Council as it shall determine, and the members of such committees shall be entitled to such compensation as shall be fixed by resolution of the Board of Directors.

    Section 3.3. The Board of Directors may appoint, from among its membership or otherwise, such other committees with such powers as it shall determine. Such committees shall determine their own quorum and adopt their own rules of procedure.

    Section 3.4. The Board of Directors may fill any vacancy in any committee, and may designate from time to time a person to act as a member of any committee at any meeting or meetings thereof in the place of any member absent therefrom.

                                   Article IV
                             Officers and Employees

    Section 4.1. The Board of Directors shall, at its first Officers and Employees meeting held after adoption of these By-Laws and at the first meeting after each annual meeting of stockholders, elect from their number a Chairman of the Board, one or more Vice Chairmen of the Board, a Chairman of the Executive Committee and a President, each of whom shall hold office until the next annual election of officers and until his successor is elected and shall have qualified. Any vacancy occurring in the office of Chairman of the Board, Vice Chairman of the Board, Chairman of the Executive Committee or President may be filled at any regular or special meeting of the Board of Directors.

    The Board of Directors may also elect or appoint one or more Managing Directors and one or more Vice Presidents (any one or more of whom may be designated Executive Vice Presidents or Senior Vice Presidents), a Treasurer, a Secretary, a Controller, an Auditor and such other officers as the Board of Directors may deem appropriate or desirable. The Board of Directors may provide for the election or appointment of officers who are not members of the Board of Directors in such manner as the Board of Directors may determine or delegate. All officers elected or appointed pursuant to this paragraph shall hold office at the pleasure of the Board of Directors. The compensation of officers shall be fixed either by the Board of Directors or as the Board of Directors may determine or delegate.

    Section 4.2. All other agents and employees of the Company shall be appointed, their duties prescribed and their compensation fixed, by the Chairman of the Board or the President, or any officer authorized to do so by either of them.

    Section 4.3. Any or all of the officers or employees of the Company may be required to give such bonds as the Board of Directors may determine.

    Section 4.4. The Chairman of the Board shall have general supervision of the policies and operations of the Company on behalf of the Board of Directors and shall be the chief executive officer of the Company. He shall preside at meetings of the stockholders and at meetings of the Board of Directors, and, in the absence of the Chairman of the Executive Committee, at meetings of the Executive Committee. He shall have the power to sign checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company, and together with the Secretary or an Assistant Secretary conveyances of real estate and other documents and instruments to which the seal of the Company is affixed.

    Section 4.5. The President of the Company shall participate in the supervision of the policies of the Company on behalf of the Board of Directors and shall manage and administer the Company's operations. He shall perform all duties incident to the office of President, and, except as the Board of Directors or Executive Committee shall otherwise direct, in the event of the absence or disability of the Chairman of the Board shall act in his place and assume his duties. He shall have the same power to sign for the Company as is prescribed in these By-Laws for the Chairman of the Board. In the absence of the President, such officer as the Board of Directors or the Executive Committee or the Chairman of the Board may designate shall act in his stead.

    Section 4.6. The Vice Chairman of the Board, or if there be more than one, then each of them, shall participate in the supervision of the policies and operations of the Company on behalf of the Board of Directors, and shall have such duties as shall be assigned to them by the Board of Directors, the Executive Committee and the Chairman of the Board. Each Vice Chairman shall have the same power to sign for the Company as is prescribed in these By-Laws for the Chairman of the Board.

    Section 4.7. The Chairman of the Executive Committee shall preside at meetings of the Executive Committee and shall participate in the supervision of the policies and operations of the Company on behalf of the Board of Directors and shall have such other duties as shall be assigned to him by the Board of Directors, the Executive Committee and the Chairman of the Board. He shall have the same power to sign for the Company as is prescribed in these By-Laws for the Chairman of Board.

    Section 4.8. Each Managing Director and each Vice President shall have the duties and authority usually pertaining to such office and in addition such other duties as shall be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board, a Vice Chairman of the Board and the President. Unless otherwise ordered by the Board of Directors or the Executive Committee, each Managing Director and each Vice President shall have the same power to sign for the Company as is prescribed in these By-Laws for the Chairman of the Board.

    Section 4.9. The Treasurer shall have the supervision and care of all the funds and securities of the Company. He shall keep permanent records of the evidences of property or indebtedness and of all fiscal transactions of the Company. He shall perform all acts incident to the office of Treasurer.

    Section 4.10. The Secretary shall keep the minutes of all meetings of the Board of Directors and of all meetings of the stockholders; he shall attend to the giving and receiving of all notices of and to the Company; he may sign, with other authorized officers, all contracts, instruments or documents in the name of the Company and may affix or cause to be affixed thereto the seal of the Company, of which he shall be the custodian; and he shall in general perform all the duties incident to the office of Secretary.

    Section 4.11. The Controller shall exercise general supervision over, and be responsible for, the operation of all matters pertaining to the accounting and bookkeeping of the Company and shall have such further duties as the Chairman of the Board or the President shall assign to him. He shall render to the Board of Directors, the Executive Committee, the Chairman of the Board, the Vice Chairmen of the Board and the President condensed monthly statements of the condition of the Company and of its operating results and shall prepare such cost control reports and such other statements and reports as the Chairman of the Board, a Vice Chairman of the Board or the President may request.

    Section 4.12. The Auditor shall exercise general supervision over, and be responsible for, the operation of all matters pertaining to the auditing of the Company and shall have such further duties as the Chairman of the Board or the President shall assign to him. He shall render to the Board of Directors, the Executive Committee, any committee of the Board of Directors appointed to examine the affairs of the Company, the Chairman of the Board, the Vice Chairmen of the Board and the President such regular audit statements and reports as may be requested of him and such other reports as in his judgment are necessary in the performance of the duties incident to the office of Auditor.

    Section 4.13. Any Assistant Treasurer shall perform such duties as may be designated by the President with the approval of the Board of Directors, the Executive Committee, the Chairman of the Board or a Vice Chairman of the Board. In the absence or inability of the Treasurer to act, any Assistant Treasurer may perform all the duties and may exercise all the powers of the Treasurer.

    Section 4.14. Any Assistant Secretary shall perform such duties as may be designated by the President with the approval of the Board of Directors, the Executive Committee, the Chairman of the Board or a Vice Chairman of the Board. In the absence or inability of the Secretary to act, any Assistant Secretary may perform all the duties and may exercise any of the powers of the Secretary.

    Section 4.15. All other officers of the Company shall perform such duties as may be designated by the Chairman of the Board or any officer authorized to do so by him.

    Section 4.16. All instruments executed by the Company as trustee, executor, administrator, registrar, transfer agent, depositary, agent or in any other fiduciary capacity, including agreements, indentures, mortgages, deeds, conveyances, satisfactions, releases, assignments, transfers, participation certificates, powers of attorney, proxies, petitions, proofs of claim and all other documents and writings in connection with any fiduciary capacity, may be executed by the Chairman of the Board, a Vice Chairman of the Board, the President, any Managing Director, any Vice President, the Secretary, the Treasurer, any Assistant Vice President, any Associate or any other person thereunto authorized by the Board of Directors or the Executive Committee. Any officer or person authorized to execute any such instrument is also authorized to affix the seal of the Company thereto and to cause the same to be attested by the Secretary or an Assistant Secretary or a Vice President or an Associate.

    All authentications or certifications of the Company as trustee under any mortgage, deed of trust, indenture or agreement securing or providing for bonds, debentures or notes, and all certificates as registrar or transfer agent, and all checks as disbursing agent, and all certificates of deposit, interim certificates and trust receipts or certificates, may be executed either by any officer or person hereinabove mentioned or referred to in the first paragraph of this Section or by an Assistant Secretary or an Assistant Treasurer.

    The foregoing provisions of this Section 4.16 are in addition to and not in substitution for the manner of execution of any instrument elsewhere provided in these By-Laws.

    Section 4.17. All checks, orders, contracts, advices and other instruments and documents shall be signed by the officers authorized in these By-Laws to do so or by such other officers or by such employees and agents other than officers as the Board of Directors or the Executive Committee shall authorize, and subject to such restrictions as the Board of Directors or Executive Committee shall prescribe. The Board of Directors or Executive Committee may delegate to one or more officers of the Company all or part of the authority to grant signing powers contained in this Section 4.17.

                                    Article V
                                      Seal

    Section 5.1. The Company shall have a seal which shall be Seal in such form as the Board of Directors shall approve.

                                   Article VI
                                  Capital Stock

    Section 6.1. All certificates of stock shall be signed by the Capital Stock President, a Group Executive, a Managing Director, or a Vice President, and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the corporate seal. The signatures and the seal may be facsimile, engraved or printed, to the extent permitted by law.

    Section 6.2. No transfer of stock of the Company shall be permitted except upon the surrender of the outstanding certificate of stock. No new certificate shall be issued until the former certificate is canceled, except that in the case of loss or destruction of a certificate, a new certificate may be issued upon such terms as the Board of Directors may prescribe. Section 6.3 The stock transfer books may be closed for such period and under such conditions as the Board of Directors may at any time determine; or in lieu thereof the Board of Directors may at any time fix a day as the day as of which stockholders entitled to notice of and to vote at any meeting shall be determined, and only stockholders of record at the close of business on such day shall be entitled to notice of or to vote at such meeting.

                                   Article VII
                                   Amendments

    Section 7.1. Except as may be otherwise provided by law, these By-Laws may be altered or repealed at any meeting of the Board of Directors, whether or not such alteration or repeal shall or may affect any By-Law which does or may be deemed to limit the powers of the Directors, provided notice of such meeting setting forth the substance of the proposed alteration or repeal shall have been given to each Director prior to such meeting.

                                    Exhibit 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



                                                                  May 26, 1998



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In connection with the qualification of the Note Trust Deed among Westpac Securities Administration Limited as Issuer Trustee, Westpac Securitisation Management Pty Limited as Trust Manager and Morgan Guaranty Trust Company of New York, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                Very truly yours,



                                Morgan Guaranty Trust
                                Company of New York



                                By: /s/Marne Lidster
                                  ----------------------
                                   Marne Lidster
                                   Vice President

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Exhibit 7
J.P. Morgan & Co. Incorporated
Consolidated statement of condition
Morgan Guaranty Trust Company of New York
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

In millions, except share data                                                    March 31                December 31
                                                                                      1998                       1997
                                                                                -----------              -------------
Assets
Cash and due from banks                                                          $   1,077                  $   1,663
Interest-earning deposits with banks                                                 1,488                      2,195
Debt investment securities available-for-sale carried at fair value                 13,618                     20,539
Trading account assets, net of allowance for credit losses of $350                  94,798                     88,995
Securities purchased under agreements to resell                                     22,175                     28,045
Securities borrowed                                                                 10,662                     13,831
Loans, net of allowance for credit losses of $450 at March 1998
   and $545 at December 1997                                                        33,103                     30,851
Accrued interest and accounts receivable                                             6,124                      4,534
Premises and equipment, net of accumulated depreciation of $1,193
   at March 1998 and $1,208 at December 1997                                         1,668                      1,669
Other assets                                                                         4,789                      4,096
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Total assets                                                                       189,502                    196,418
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Liabilities
Noninterest-bearing deposits:
  In offices in the U.S.                                                             1,032                      1,492
  In offices outside the U.S.                                                        1,014                        752
Interest-bearing deposits:
  In offices in the U.S.                                                             6,971                     10,156
  In offices outside the U.S.                                                       52,922                     48,343
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Total deposits                                                                      61,939                     60,743
Trading account liabilities                                                         63,179                     61,562
Securities sold under agreements to repurchase and federal
   funds purchased                                                                  21,944                     26,017
Other liabilities for borrowed money                                                 8,304                     10,433
Accounts payable and accrued expenses                                                5,837                      7,160
Long-term debt not qualifying as risk-based capital                                 12,789                     14,320
Other liabilities, including allowance for credit losses of $185                     1,951                      2,713
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                                                                                   175,943                    182,948
Long-term debt qualifying as risk-based capital                                      2,897                      3,037
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Total liabilities                                                                  178,840                    185,985

Stockholder's equity
Preferred stock, $100 par value (authorized shares: 2,500,000)                          --                         --
Common stock, $25 par value (authorized shares: 11,000,000;
   issued and outstanding: 10,599,027                                                  265                        265
Surplus                                                                              3,305                      3,155
Undivided profits                                                                    7,056                      6,927
Accumulated other comprehensive income:
  Net unrealized gains on investment securities, net of taxes                           65                        108


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

In millions, except share data                                                    March 31                December 31
                                                                                      1998                       1997
                                                                                -----------              -------------
  Foreign currency translation, net of taxes                                          (29)                       (22)
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Total stockholder's equity                                                          10,662                     10,433
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Total liabilities and stockholder's equity                                         189,502                    196,418
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

Member of the Federal Reserve System and the Federal Deposit Insurance Corporation.